UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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DIGITAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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DIGITAL REALTY TRUST, INC.

560 Mission Street, Suite 2900

San Francisco, California 94105

March 30, 2007

DEAR STOCKHOLDER:

You are invited to attend the 2007 Annual Meeting of Stockholders of Digital Realty Trust, Inc. to be held on Wednesday, May 2, 2007, at 11:00 A.M., local time, at 560 Mission Street, 20th Floor conference center (The Market Room), San Francisco, CA 94105.

The purposes of this year’s Annual Meeting are to:

(i) elect six directors;

(ii) consider and vote upon ratifying the selection of the Company’s independent registered public accounting firm;

(iii) consider and vote upon the Company’s Amended and Restated 2004 Incentive Award Plan; and

(iv) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The accompanying Notice of 2007 Annual Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you choose not to attend and vote at the Annual Meeting in person, you may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Sincerely,

Michael F. Foust

Chief Executive Officer

DIGITAL REALTY TRUST, INC.

560 Mission Street, Suite 2900

San Francisco, California 94105

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 2, 2007

TO THE STOCKHOLDERS OF DIGITAL REALTY TRUST, INC.

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), will be held on Wednesday, May 2, 2007, at 11:00 A.M., local time, at 560 Mission Street, 20th Floor conference center (The Market Room), San Francisco, CA 94105, for the following purposes:

•	to elect six directors to a one-year term of office expiring at the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	to consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007;

•	to consider and vote upon the Company’s Amended and Restated 2004 Incentive Award Plan; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

Your proxy to vote your shares at the Annual Meeting is solicited by our Board of Directors (the “Board”), which recommends that our stockholders vote FOR the election of the Board’s nominees named on the enclosed proxy card, FOR ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007 and FOR the Company’s Amended and Restated 2004 Incentive Award Plan.

Please refer to the attached Proxy Statement, which forms a part of this Notice of Annual Meeting and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

The Board has fixed the close of business on March 5, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.

By Order of Our Board of Directors

A. William Stein

Chief Financial Officer,
Chief Investment Officer and Secretary

San Francisco, California

March 30, 2007

If you do not plan to attend the Annual Meeting and vote in person, please sign, date and return your proxy card as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to the instructions on the proxy card or the information forwarded by your broker, bank or other holder of record. Even if you have authorized your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

DIGITAL REALTY TRUST, INC.

560 Mission Street, Suite 2900

San Francisco, California 94105

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy to vote your shares is solicited on behalf of the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 2, 2007, at 11:00 A.M., local time, or at any postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of 2007 Annual Meeting. Proxies are solicited to give all stockholders of record at the close of business on March 5, 2007 (the “Record Date”) an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 4, 2007 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at 11:00 A.M., local time, at 560 Mission Street, 20th Floor conference center (The Market Room), San Francisco, CA 94105.

Who Can Vote

You are entitled to vote if you were a stockholder of record of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as of the Record Date. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

As of the Record Date, 55,594,397 shares of Common Stock were outstanding and entitled to vote. A majority of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Annual Meeting.

Proxy Card and Revocation of Proxy

If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy in favor of the election of all of the director nominees, in favor of ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007 and in favor of the Company’s Amended and Restated 2004 Incentive Award Plan. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposals or nominations were received on a timely basis pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), so no such matters may be brought to a vote at the Annual Meeting.

If you vote by authorizing a proxy, you may revoke your proxy authorization at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending to the Company’s Secretary at the Company’s principal executive office at 560 Mission Street, Suite 2900, San Francisco, California 94105, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting of Shares

Stockholders of record as of the Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. If you choose not to attend the Annual Meeting, you may still vote by marking, signing, dating and returning the enclosed proxy card in the envelope that we have provided.

All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have or chooses not to exercise discretionary authority to vote the shares.

In order to be elected as a director, a nominee must receive a plurality of the votes cast at the Annual Meeting at which a quorum is present. For purposes of calculating votes cast in the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the election of the directors. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required for ratifying the selection of KPMG LLP as our independent registered public accounting firm. For purposes of the vote on ratifying the selection of KPMG LLP as our independent registered public accounting firm, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to amend the Company’s 2004 Incentive Award Plan, provided that the total votes cast on the proposal represents over 50% in interest of the outstanding shares of common stock entitled to vote on the proposal. For purposes of calculating votes cast to amend the Company’s 2004 Incentive Award Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of the outstanding shares of common stock entitled to vote on the proposal cast votes, in which event broker non-votes will have no effect on the result of the vote.

Solicitation of Proxies

The Company will bear the entire cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement, the proxy and any additional information furnished to stockholders by it. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need proof of ownership of our Common Stock as of the Record Date.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS OTHER THAN THE

INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

The Company’s principal executive offices are located at 560 Mission Street, Suite 2900, San Francisco, California 94105, our telephone number is (415) 738-6500 and our website is located at http://www.digitalrealtytrust.com.* References herein to the “Company” refer to Digital Realty Trust, Inc. and its subsidiaries, unless the context otherwise requires.

The date of this Proxy Statement is March 30, 2007.

ITEM 1	ELECTION OF DIRECTORS

Under the Company’s charter and the Company’s Bylaws, each member of the Board serves for a one-year term and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Vacancies on the Board may be filled only by individuals elected by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve for the remainder of the full term of the directorship and until such director’s successor is elected and qualifies, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means the six nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the six director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Richard A. Magnuson, Michael F. Foust, Laurence A. Chapman, Kathleen Earley, Ruann F. Ernst, Ph.D. and Dennis E. Singleton are all of our nominees for election to the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as director has been furnished to the Company by the respective individuals.

Nominees for Election for a One-Year Term Expiring at the 2008 Annual Meeting

The following table sets forth the names and ages as of March 15, 2007 of the individuals who are our nominees for election as directors of the Company, all of whom are current directors of the Company:

Name	Age
Richard A. Magnuson	49
Michael F. Foust	51
Laurence A. Chapman	57
Kathleen Earley	55
Ruann F. Ernst, Ph.D.	60
Dennis E. Singleton	62

*	Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

The following are biographical summaries for our nominees for election as directors of the Company:

Richard A. Magnuson is the Chairman of our Board of Directors and served as Executive Chairman of our Board of Directors from our inception through 2006. Mr. Magnuson is a founder of, and since February 2001 has served as Chief Executive Officer of GI Partners, an international private equity fund manager which oversees the activities of GI Partners Funds 1 and 2. Since November 1999, Mr. Magnuson has served as Executive Managing Director of CB Richard Ellis Investors, where he formed and continues to manage the investments and activities of GI Partners Fund 1. From 1994 through 1999, Mr. Magnuson held various positions with Nomura Securities, most recently as Deputy Managing Director of their London-based Principal Finance Group. From 1989 until 1994, Mr. Magnuson was a Director in the Investment Banking division of Merrill Lynch. Mr. Magnuson previously served as a Director of NYSE-listed Glenborough Realty Trust and is presently a Director of three private companies. Mr. Magnuson holds a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from Stanford University Graduate School of Business.

Michael F. Foust has served as our Chief Executive Officer and as a Director since our inception. Mr. Foust is a founder of GI Partners and served as a managing director of GI Partner’s advisor from its inception in February 2001 until our initial public offering. During his tenure at GI Partners, Mr. Foust directed technical property acquisitions and portfolio management. Mr. Foust has over 21 years of experience in institutional real estate investments and portfolio management. Prior to the founding of GI Partners, from 1999 to 2001, he was a senior director at CB Richard Ellis Investors. From 1995 to 1999, Mr. Foust was a Senior Vice President at CB Richard Ellis, where he managed regional asset services operations. During the period from 1985 to 1995, Mr. Foust held senior portfolio management and investment positions at UBS Asset Management, Karsten Realty Advisors, and Trammell Crow Company. Prior to his real estate career, from 1979 to 1985, Mr. Foust participated in the origination of two related international telecommunications companies, Consortium Communications International and Progressive Systems Inc. The companies provided message switching and turn-key networks for multinational corporations. Mr. Foust received a Bachelor of Arts degree magna cum laude from Harvard University and a Master of Business Administration degree from Harvard Business School.

Laurence A. Chapman served as Senior Vice President and Chief Financial Officer of Goodrich Corp. from 1999 to 2000. Mr. Chapman served as Senior Vice President and Chief Financial Officer of Rohr, Inc., a $1.2 billion aerospace company, from 1994 until 1999, when Rohr, Inc. merged with Goodrich Corp. His responsibilities at both companies included accounting, treasury, tax, insurance, investor relations, financial planning and information technology functions. Prior to his service at Rohr, Inc., Mr. Chapman was employed at Westinghouse Electric Corporation from 1981 through 1994. From 1992 through 1994, Mr. Chapman was the Vice President and Treasurer of Westinghouse Electric Corporation where he was responsible for the financing activities of Westinghouse Electric Corporation and Westinghouse Credit Corp. His responsibilities included supervising corporate finance, cash and short-term funding, project finance, bank relations and international treasury. Mr. Chapman received a Bachelor of Commerce degree with Distinction from McGill University and a Master of Business Administration degree from Harvard Business School. Mr. Chapman is Chair of our Audit Committee and is a member of our Nominating and Corporate Governance Committee.

Kathleen Earley is President and Chief Operating Officer of TriZetto Group, Inc. From 1994 through September 2001, Ms. Earley was employed at AT&T Corporation. While at AT&T Corporation, Ms. Earley served as Senior Vice President of Enterprise Networking and Chief Marketing Officer, where she oversaw all AT&T Corporation business-related brand, image and advertising and marketing strategy. One of Ms. Earley’s largest contributions was as President of AT&T Data & Internet Services, an $8 billion business unit that provided Internet Protocol (IP), web hosting, data and managed network services. Under her leadership, AT&T’s network became one of the largest Internet backbones in the industry. Prior to joining AT&T Corporation, Ms. Earley was employed by IBM Corporation for 17 years with positions in sales, marketing, planning and strategy development. Ms. Earley is currently a member of the board of directors of two public companies: Vignette Corp., and Switch & Data Facilities Company. Ms. Earley received a Bachelor of Science degree and a Master of Business Administration degree, both from the University of California, Berkeley. Ms. Earley is Chair of our Nominating and Corporate Governance Committee and is a member of our Compensation Committee.

Ruann F. Ernst, Ph.D. served as Chief Executive Officer of Digital Island, Inc., an e-business delivery network company, from June 1998 through January 2002. Ms. Ernst was Chairperson of the Board of Digital Island from December 1999 through July 2001, when the company was acquired by Cable & Wireless, Plc. From 1988 through 1998, Ms. Ernst worked for Hewlett Packard Company, an electronics equipment and computer company, in various management positions, most recently as General Manager, Financial Services Business Unit and also worked as a Vice President for General Electric Information Services Company. Prior to her work in industry, Ms. Ernst served on the faculty of The Ohio State University, was Director of Medical Research and Computing and served as a Congressional Fellow. Ms. Ernst serves on the Board of Directors for IHS (IHS on NYSE) and privately held Ninth House Networks. She also serves on the Board of two non-profit entities: Kids Sports Stars (Azimuth Foundation) and The Ohio State University Foundation. Ms. Ernst received a Bachelor of Science, a Master of Science and a Ph.D. from The Ohio State University. Ms. Ernst is a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Dennis E. Singleton was a founding partner of Spieker Partners, the predecessor of Spieker Properties, Inc., one of the largest owners and operators of commercial property on the west coast prior to its $7.2 billion acquisition by Equity Office Properties Trust in 2001. Mr. Singleton served as Chief Financial Officer and Director of Spieker Properties, Inc. from 1993 to 1995, Chief Investment Officer and Director from 1995 to 1997 and Vice Chairman and Director from 1998 to 2001. During his tenure, Mr. Singleton was involved in identifying and analyzing strategic portfolio acquisition and operating opportunities and oversaw the acquisition and development of more than 20 million square feet of commercial property. From 2001 to present, Mr. Singleton has managed personal investments in real estate. Mr. Singleton received a Bachelor of Science degree from Lehigh University and a Master of Business Administration degree from Harvard Business School. Mr. Singleton is Chair of our Compensation Committee and is a member of our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. MAGNUSON, FOUST, CHAPMAN AND SINGLETON AND MSES. EARLEY AND ERNST TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2008 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Executive Officers

The following table sets forth the names, ages as of March 15, 2007 and positions of our Chief Executive Officer, Chief Financial Officer and the other three most highly compensated officers of the Company, including our Chairman (the “named executive officers”):

Name	Age	Position
Michael F. Foust	51	Chief Executive Officer and Director (principal executive officer)
A. William Stein	53	Chief Financial Officer and Chief Investment Officer (principal financial officer)
Scott E. Peterson	45	Senior Vice President, Acquisitions
Christopher J. Crosby, Jr.	35	Senior Vice President, Sales and Technical Services
Richard A. Magnuson	49	Chairman of the Board

The following are biographical summaries for our executive officers other than Messrs. Magnuson and Foust, for whom biographical summaries can be found in the preceding section.

A. William Stein joined GI Partners as a consultant in April 2004 and became our Chief Financial Officer and Chief Investment Officer in July 2004. Mr. Stein has over 20 years of investment, financial and operating management experience in both large company environments and small, rapidly growing companies. Prior to joining our Company, Mr. Stein provided turnaround management advice to both public and private companies. From 2000 to 2001, Mr. Stein served as Co-Head of VentureBank@PNC and Media and Communications

Finance at The PNC Financial Services Group where he was responsible for directing the delivery of PNC’s products and services to VentureBank’s high technology and emerging growth client base. Before joining PNC, Mr. Stein was President and Chief Operating Officer of TriNet Corporate Realty Trust, a $1.8 billion REIT that was acquired by Starwood Financial Trust (now called iStar Financial) in late 1999. Prior to being named President of TriNet, Mr. Stein was Executive Vice President, Chief Financial Officer and Secretary. TriNet’s portfolio consisted of office, industrial and retail properties throughout the U.S. Before joining TriNet in 1995, Mr. Stein held a number of senior investment and financial management positions with Westinghouse Electric, Westinghouse Financial Services and Duquesne Light Company. Mr. Stein practiced law for eight years, specializing in financial transactions and litigation. Mr. Stein received a Bachelor of Arts degree from Princeton University, a Juris Doctor degree from the University of Pittsburgh and a Master of Science degree with Distinction from the Graduate School of Industrial Administration at Carnegie Mellon University.

Scott E. Peterson is our Senior Vice President responsible for acquisition activities. Mr. Peterson was a managing director of GI Partners from August 2002 until October 2004. While at GI Partners, Mr. Peterson was responsible for property acquisitions with an emphasis on technical properties. Mr. Peterson has over 19 years of real estate experience and was most recently a Senior Vice President with GIC Real Estate, the real estate investment entity for the Government of Singapore Investment Corporation, from May 1994 to August 2002. Previously, Mr. Peterson was active in investments, development and asset management with LaSalle Partners, a real estate services company and Trammell Crow Company, a real estate developer. Mr. Peterson received a Bachelor of Arts degree from Northwestern University, and a Master of Business Administration degree from Northwestern University.

Christopher J. Crosby, Jr. is our Senior Vice President responsible for our sales and technical service activities. In October 2004, Mr. Crosby became our Vice President of sales. Since 2003, Mr. Crosby had been a Managing Director of Proferian, LLC, a former service provider to GI Partners. Prior to our initial public offering, Mr. Crosby was responsible for leasing and sales within the GI Partners portfolio with an emphasis on technology-related leasing, including turn-key datacenter space. Mr. Crosby has over 14 years of technology experience. From 2001 to 2002, Mr. Crosby was a consultant for CRG West, LLC, an operating partner of The Carlyle Group formed in 2001 to oversee and enhance strategic telecom assets managed by Carlyle Realty Group. From 1992 to 2001, Mr. Crosby was active in sales, sales management and product development at Nortel Networks, a leading supplier of products and services that support the Internet and other public and private data, voice and multimedia communications networks. Mr. Crosby received a Bachelor of Science degree from the University of Texas at Austin.

Board Governance Documents

The Board maintains charters for all committees. In addition, the Board has adopted a written set of corporate governance guidelines, as well as a code of business conduct and ethics that applies to the Company’s employees, officers and directors. To view our committee charters, corporate governance guidelines and code of business conduct and ethics, please visit our website at http://www.digitalrealtytrust.com. Each of these documents is also available in print to any stockholder who sends a written request to such effect to A. William Stein, Secretary, Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105.

Independent Directors

New York Stock Exchange, or NYSE, listing standards require NYSE-listed companies to have a majority of independent board members and a nominating and corporate governance committee, compensation committee and audit committee each composed solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of such company affirmatively determines that the director has no material relationship with such company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company). In addition, the NYSE listing standards contain the following further restrictions upon a listed company’s director independence: (i) a director who is an employee, or whose immediate family member is an executive officer, of such company is not independent until three years after the end of such employment relationship; (ii) a director who receives, or whose immediate family member receives, more than $100,000 during any twelve-month period in direct compensation from such company, other than in director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she last received more than $100,000 in such compensation during any twelve-month period; (iii) a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of such company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship; (iv) a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the listed company’s present executives serve on the other company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship; and (v) a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. The Board by resolution has affirmatively determined that, based on the standards set forth in NYSE rules and our corporate governance documents, all nominees for election to the Board at the 2007 Annual Meeting are independent (the “Independent Directors”), except for Messrs. Magnuson and Foust.

Board Meetings

The Board held seven meetings and the Independent Directors met in executive session four times during 2006. At each executive session of our Independent Directors, a presiding director will be selected by a majority of the directors present. The number of meetings for each Board committee is set forth below under the heading “—Board Committees.” During the year ended December 31, 2006, all of the directors attended at least 75% of the total number of meetings of the Board and of the committees on which they served. All of the directors attended the 2006 Annual Meeting and the Board expects all directors to attend the 2007 Annual Meeting barring unforeseen circumstances or unresolvable conflicts.

Board Committees

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The function of the Audit Committee is to assist the Board with its oversight responsibilities regarding: (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee selects, assists and meets with the independent registered public accounting firm, oversees each annual audit and quarterly review, establishes and maintains our internal audit controls and prepares the report that federal securities laws require be included in our annual Proxy Statement. The Audit Committee carries out its responsibilities in accordance with the terms of our Audit Committee Charter, which is located on our website at http://www.digitalrealtytrust.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Chapman is Chair and Ms. Ernst and Mr. Singleton are members of the Audit Committee. The Board has determined that Mr. Chapman is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). The Audit Committee meets the NYSE composition requirements, including the requirements dealing with financial literacy and financial sophistication. The Audit Committee is composed of Independent Directors under the current NYSE listing standards. Such directors also satisfy the independence requirements of Section 10A-3(m) of the Exchange Act and Rule 10A-3(b)(i). During 2006, the Audit Committee met seven times.

Before the Company’s independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee is required to pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

Information regarding the specific functions performed by the Audit Committee is set forth below in “Audit Matters—Audit Committee Report.”

Compensation Committee

The Compensation Committee establishes, reviews, modifies and approves the compensation and benefits of our named executive officers, administers our 2004 Incentive Award Plan and any other incentive programs and produces an annual report on executive compensation for inclusion in our Proxy Statement. Our Compensation Committee Charter is located on our website at http://www.digitalrealtytrust.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Singleton is Chair and Ms. Earley and Ms. Ernst are members of the Compensation Committee. During 2006, the Compensation Committee met three times. Information regarding the specific functions performed by the Compensation Committee is set forth below in “Executive Compensation—Compensation Committee Report.”

The Compensation Committee exercises all powers delegated to it by the Board of Directors related to compensation matters, including approval of incentive compensation and administration of benefit plans. The Compensation Committee has authority to grant awards under the Company’s 2004 Incentive Award Plan. The Compensation Committee is primarily responsible for determining cash and non-cash compensation for our Chief Executive Officer, Chief Financial Officer and next three most highly compensated executive officers, including our Chairman.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, except for:

•	the review and approval of compensation for our Chief Executive Officer and top five other most highly compensated executive officers;

•	the management or review of all annual bonus, long-term incentive compensation, stock option, employee pension or welfare benefit plans; or

•

any matters that involve executive compensation or any matters where the Compensation Committee has determined such compensation is intended to comply with Section 162(m) of the Code by virtue of being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the 1934 Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.

The Chairman and the Chief Executive Officer annually review the performance of each named executive officer, other than themselves, whose performance is reviewed by the Compensation Committee. The Chairman and the Chief Executive Officer make compensation recommendations based on these reviews to the Compensation Committee, which has the discretion to modify any recommended awards.

The Compensation Committee may retain compensation consultants to assist it in evaluating executive compensation and may retain counsel, accountants or other advisors, as it deems appropriate, at our expense. We and the Compensation Committee have historically retained SMG Advisory Group LLC, an independent real estate advisory services company with expertise in providing consulting services to companies in the REIT industry, which we refer to as the compensation consultant. In September 2005, the compensation consultant provided the Compensation Committee with market data on executive compensation and incentive award plan design consulting and made recommendations for an executive compensation program and in February 2007, the compensation consultant provided the Compensation Committee with market data on executive and director compensation and incentive award plan design consulting and made recommendations for a comprehensive compensation program.

Nominating and Corporate Governance Committee

The Company has a standing Nominating and Corporate Governance Committee, whose function is to assist the Board in discharging the Board’s responsibilities regarding (i) the identification of qualified candidates to become Board members, (ii) the selection of nominees for election as directors, (iii) the selection of candidates to fill any vacancies on the Board, (iv) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company, and (v) oversight of the evaluation of the Board and management. Our Nominating and Corporate Governance Committee Charter is located on our website at http://www.digitalrealtytrust.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Ms. Earley is Chair and Ms. Ernst and Mr. Chapman are members of the Nominating and Corporate Governance Committee; all are Independent Directors. During 2006, the Nominating and Corporate Governance Committee met twice. Further information regarding the Nominating and Corporate Governance Committee is set forth below in “—Qualifications of Director Nominees” and “—Nominating and Corporate Governance Committee’s Process for Considering Director Nominees.”

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not set forth minimum qualifications for Board nominees. However, pursuant to its charter, in identifying candidates to recommend for election to the Board, the Nominating and Corporate Governance Committee considers the following criteria:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate governance, such as an officer or former officer of a publicly held company;

(iii)	experience in the Company’s industry;

(iv)	experience as a board member of another publicly held company;

(v)	academic expertise in an area of the Company’s operations; and

(vi) practical and mature business judgment, including ability to make independent analytical inquiries.

Nominating and Corporate Governance Committee’s Process for Considering Director Nominees

The Nominating and Corporate Governance Committee, at least annually, evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. At an appropriate time prior to each annual meeting at which directors are to be elected or reelected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee recommends to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above in “—Qualifications of Director Nominees.”

The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the director nominees to be elected (for example, pursuant to rights contained in our Articles Supplementary designating a class of preferred stock to elect two directors upon a dividend default), then the nomination or election of such directors will be governed by such requirements. Additionally, recommendations received from stockholders will be considered and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.

Manner by which Stockholders May Recommend Director Nominees

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. All recommendations must be directed to Kathleen Earley, Chair of the Nominating and Corporate Governance Committee, care of A. William Stein, Secretary, Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105. Recommendations for director nominees to be considered at the 2008 Annual Meeting must be received in writing not later than 5:00 P.M. Pacific Time on December 6, 2007 and not earlier than November 6, 2007. Each stockholder recommending a person as a director candidate must provide the Company with the following information for the Committee to determine whether the recommended director candidate is independent from the stockholder, or each member of the stockholder group, that has recommended the director candidate:

•

If the recommending stockholder or any member of the recommending stockholder group is a natural person, whether the recommended director candidate is the recommending stockholder, a member of the recommending stockholder group, or a member of the immediate family of the recommending stockholder or any member of the recommending stockholder group;

•

If the recommending stockholder or any member of the recommending stockholder group is an entity, whether the recommended director candidate or any immediate family member of the recommended director candidate is an employee of the recommending stockholder or any member of the recommending stockholder group or has been at any time during the current or preceding calendar year;

•

Whether the recommended director candidate or any immediate family member of the recommended director candidate has accepted, directly or indirectly, any consulting, advisory, or other compensatory fees from the recommending stockholder or any member of the group of recommending stockholders, or any of their respective affiliates during the current or preceding calendar year;

•

Whether the recommended director candidate is an executive officer, director (or person fulfilling similar functions) of the recommending stockholder or any member of the recommending stockholder group, or any of their respective affiliates; and

•	Whether the recommended director candidate controls the recommending stockholder or any member of the recommending stockholder group.

The recommending stockholder must also provide supplemental information that the Nominating and Corporate Governance Committee may request to determine whether the recommended director candidate (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an Independent Director, and (iii) satisfies the standards for our directors set forth above in “—Qualifications of Director Nominees.” In addition, the recommending stockholder must include the consent of the recommended director candidate in the information provided to the Company and the recommended director candidate must make himself or herself reasonably available to be interviewed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider all recommended director candidates submitted to it in accordance with these established procedures, though it will only recommend to the Board as potential nominees those candidates it believes are most qualified. However, the Nominating and Corporate Governance Committee will not consider any director candidate if the candidate’s candidacy or, if elected, board membership, would violate controlling state law or federal law.

Stockholder and Interested Party Communications with the Board

Stockholders and interested parties may send correspondence directed to the Board, care of Joshua A. Mills, General Counsel and Assistant Secretary, Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105. Mr. Mills will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Mills will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Mills will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate. Correspondence intended for our Independent Directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

ITEM 2	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007 and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since the Company’s inception in 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFYING THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

ITEM 3	AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN

Our board of directors has adopted, subject to approval by our stockholders, the Amended and Restated Digital Realty Trust, Inc., Digital Realty Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the “2004 Incentive Award Plan”). If approved, the amended and restated 2004 Incentive Award Plan would, among other things, increase the aggregate number of shares of stock which may be issued or transferred under the plan by 5 million shares to a total of 9,474,102 shares, and provide that the maximum number of shares of stock with respect to awards granted to any one participant during a calendar year will be 1,500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award not denominated in stock or otherwise for which the foregoing limitation would not be an effective limitation for purposes of Section 162(m) of the Internal Revenue Code will be $10,000,000. The amended and restated 2004 Incentive Award Plan will become effective upon approval by the Company’s stockholders. If the Company’s stockholders do not approve the amendment and restatement of the 2004 Incentive Award Plan, the amendment and restatement will not become effective and the 2004 Incentive Award Plan, as in effect prior to the amendment and restatement, will continue in full force and effect in accordance with its terms.

A summary of the principal provisions of the 2004 Incentive Award Plan is set forth below. This summary is qualified in its entirety by reference to the 2004 Award Plan itself (as amended and restated), which is included as Appendix A.

General

Under the 2004 Incentive Award Plan, long-term incentives may be provided to executives through grants of stock options, restricted stock, dividend equivalents, stock appreciation rights (SARs), long-term incentive units, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, performance bonuses, or other awards. The purpose of the 2004 Incentive Award Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees (including executives), consultants and directors to those of the Company’s stockholders by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders.

Types of Awards; Shares Available for Awards

Awards issuable under the 2004 Incentive Award Plan include stock options, restricted stock, dividend equivalents, stock appreciation rights, long-term incentive units, including class C units, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, cash performance bonuses and other incentive awards. Only our employees and employees of our qualifying subsidiaries are eligible to receive incentive stock options under the 2004 Incentive Award Plan. We have reserved a total of 4,474,102 shares of our Common Stock for issuance pursuant to the 2004 Incentive Award Plan, subject to certain adjustments set forth in the 2004 Incentive Award Plan. Pursuant to this proxy statement, we are seeking stockholder approval of an amendment and restatement of the 2004 Incentive Award Plan that would increase the number of shares reserved for issuance under the 2004 Incentive Award Plan by 5 million shares. Each long-term incentive unit or class C unit issued under the 2004 Incentive Award Plan will count as one share of stock for purposes of calculating the limit on shares that may be issued under the 2004 Incentive Award Plan and the individual award limit discussed below. To the extent that an award terminates, expires, or lapses for any reason, any shares of stock subject to the award will again be available for the grant of awards under the 2004 Incentive Award Plan. As amended and restated, any shares of stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award will be counted as issued or transferred under the 2004 Incentive Award Plan and will not subsequently be available for the grant of awards under the 2004 Incentive Award Plan. As of December 31, 2006, there were 3,679,643 shares or units subject to outstanding awards under the 2004 Incentive Award Plan and an aggregate of 436,744 shares of our common stock remained available for future grant pursuant to the 2004 Incentive Award Plan.

Prior to amendment and restatement, the 2004 Incentive Award Plan provides that

•

the maximum number of shares which may be subject to awards granted to any individual during a rolling three-year period will not exceed 1,118,526 shares, provided that this limit will not apply until the earliest of the first material modification of the 2004 Incentive Award Plan, the issuance of all of the shares reserved for issuance under the 2004 Incentive Award Plan, the expiration of the 2004 Incentive Award Plan, or the first meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year of our initial public offering; and

•

the maximum amount of any performance bonus awarded for any fiscal year that is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code may not exceed $2,000,000.

As set forth in the amended and restated 2004 Incentive Award Plan, the Company is seeking stockholder approval to amend these limits to provide that the maximum number of shares of stock with respect to awards granted to any one participant during a calendar year will be 1,500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award not denominated in stock or otherwise for which the foregoing limitation would not be an effective limitation will be $10,000,000.

The exercise price of nonqualified stock options and incentive stock options granted under the 2004 Incentive Award Plan, prior to amendment and restatement, must be at least 85% and 100%, respectively, of the fair market value of our common stock on the date of grant. The amended and restated 2004 Incentive Award Plan provides that the exercise price of all stock options (whether nonqualified stock options or incentive stock options) must be at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to optionees who own more than 10% of our outstanding common stock on the date of grant must have an exercise price that is at least 110% of fair market value of our common stock on the grant date. For purposes of the 2004 Incentive Award Plan, provided that our common stock continues to be traded on the New York Stock Exchange or another exchange, the “fair market value” of the common stock on any given date will be the closing price of a share as reported in the Wall Street Journal (or such other source as the Company may deem reliable) for that date, or if no sale occurred on that date, the first trading day immediately prior to such date during which a sale occurred. The closing price of a share of our common stock on the New York Stock Exchange on March 28, 2007 was $38.99 per share.

Stock options granted under the 2004 Incentive Award Plan will expire no later than ten years after the date of grant, or five years after the date of grant with respect to incentive stock options granted to individuals who own more than 10% of our outstanding common stock on the grant date. The purchase price, if any, of other incentive awards will be determined by the plan administrator.

The 2004 Incentive Award Plan also provides for the issuance of restricted stock awards and other incentive awards to eligible individuals. Restricted stock awards will generally be subject to such transferability and vesting restrictions as the plan administrator shall determine. With respect to other incentive awards under the Plan, such as stock appreciation rights, performance-based awards, dividend equivalents, stock payments and other stock-based awards, the plan administrator will determine the terms and conditions of such awards, including the purchase or exercise price, if any, of such awards, vesting and other exercisability conditions, and whether the awards will be based on specified performance criteria.

Long-term incentive units may be issued to eligible participants for the performance of services to or for the benefit of our operating partnership. Long-term incentive units, other than class C units, whether vested or not, will receive the same quarterly per unit distributions as common units in our operating partnership, which equal per share distributions on our common stock. Initially, long-term incentive units will not have full parity with common units with respect to liquidating distributions. Upon the occurrence of specified events, long-term incentive units may achieve full parity with common units in our operating partnership for all purposes, and therefore accrete to an economic value for participants equivalent to our common stock on a one-for-one basis. If such parity is reached, vested long-term incentive units may be converted into an equal number of common units of our operating partnership at any time, and thereafter enjoy all the rights of common units of our operating partnership, including redemption rights. However, there are circumstances under which the long-term incentive units will not achieve full parity with common units of our operating partnership. Until and unless such parity is reached, the value that a participant will realize for a given number of vested long-term incentive units will be less than the value of an equal number of shares of our common stock.

Non-Employee Director Awards

Each person who was a non-employee director as of the date of the pricing of our initial public offering (the “pricing date”) was granted 6,448 fully vested long-term incentive units on that date. During the term of the 2004 Incentive Award Plan, each person who was a non-employee director as of the pricing date will automatically be granted 1,000 long-term incentive units on the date of each annual meeting of stockholders after the date of our initial public offering at which the director is re-elected to our board of directors, commencing with the third annual meeting after the date of our initial public offering. During the term of the 2004 Incentive Award Plan, each person who is initially elected to our board of directors after the pricing date and who is a non-employee director at the time of his or her initial election will automatically be granted (i) 6,448 fully vested long-term incentive units on the date of the initial election, and (ii) 1,000 long-term incentive units on the date of each annual meeting of stockholders after the initial election at which the director is re-elected to our board of directors, commencing with the third annual meeting after the initial election. If a non-employee director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended, on the date of any grant of long-term incentive units to the director, then he or she will not receive a grant of long-term incentive units, and instead will automatically be granted an equivalent number of shares of our common stock at a per share purchase price equal to the par value of the stock, and subject to the same vesting schedule as would have applied to the corresponding grant of long-term incentive units. All initial grants of long-term incentive units awarded to non-employee directors as described above will be vested in full as of the date of grant. Subject to the director’s continued directorship, all subsequent annual grants to non-employee directors will vest with respect to 20% of the long-term incentive units subject thereto on the first anniversary of the date of grant and with respect to an additional 1/60th of the long-term incentive units subject thereto on each monthly anniversary thereafter.

Performance-Based Awards

The plan administrator may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance- based award, other than a stock option or SAR, for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), funds from operations, adjusted funds from operations, cash available for distribution, economic value-added (as determined by the plan administrator), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of common stock, and market share. These performance criteria may be measured in absolute terms or as compared to comparable performance in an earlier period or as compared to results of a peer group, industry index or other companies. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a recipient of a performance-based award will have to be employed by the Company, our operating partnership, or a subsidiary on the date the performance-based award is paid.

Eligibility

Employees and consultants of the Company, our operating partnership or any subsidiary, and directors of the Company or our services company, are eligible to be granted non-qualified stock options, restricted stock, stock appreciation rights, performance share awards, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, long term incentive units, other incentive awards and performance bonus awards under the 2004 Incentive Award Plan. Only employees of the Company and its qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code. As of December 31, 2006, we had 109 employees worldwide and our board of directors consisted of four non-employee directors who were eligible to participate in the 2004 Incentive Award Plan.

Administration

With respect to stock option grants and other awards granted to our independent directors, the 2004 Incentive Award Plan is administered by our board of directors. With respect to all other awards, the 2004 Incentive Award Plan is administered by the Compensation Committee or another committee designated by the Board. Each member of the committee that administers the 2004 Incentive Award Plan will be both a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The 2004 Incentive Award Plan provides that the plan administrator has the authority to designate recipients of awards and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule and terms of exercise.

Adjustments and Corporate Transactions

In the event of certain corporate transactions and changes in our corporate structure or capitalization, the plan administrator will make appropriate adjustments to (i) the aggregate number and type of shares issuable under the 2004 Incentive Award Plan, (ii) the terms and conditions of any outstanding awards, including the number and type of shares issuable thereunder, and (iii) the grant or exercise price of each outstanding award. In addition, except as may be provided in an individual award agreement, in the event of a change in control (as defined in the 2004 Incentive Award Plan), each outstanding award which is not converted, assumed or replaced by the successor corporation will become exercisable in full and all forfeiture restrictions on such awards will lapse. The plan administrator also has the authority under the 2004 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Termination and Amendment

With the approval of our board of directors, the plan administrator may at any time terminate, amend or modify the 2004 Incentive Award Plan, provided that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, we must obtain stockholder approval of any amendment in such a manner and to such a degree as required, and without the approval of our stockholders, no amendment may increase the maximum number of shares issuable under the 2004 Incentive Award Plan, permit the plan administrator to grant options or stock appreciation rights with an exercise price that is below the fair market value on the date of grant, or permit the plan administrator to extend the exercise period for an option or stock appreciation right beyond ten years from the date of grant. In addition, no stock option or stock appreciation right may be amended to reduce the exercise price of the shares subject thereto below the exercise price on the date on which the stock option or stock appreciation right is granted, and, subject to the 2004 Incentive Award Plan’s adjustment provisions, no stock option or stock appreciation right may be granted in connection with the cancellation or surrender of any stock option or stock appreciation right having a higher per share exercise price. Any termination, amendment or modification of the 2004 Incentive Award Plan which materially adversely affects any outstanding award requires the prior written consent of the affected holder. Unless sooner terminated by our board of directors, the 2004 Incentive Award Plan will automatically terminate on the tenth anniversary of the date that it was originally adopted by our board of directors. No award may be granted under the 2004 Incentive Award Plan after its termination, but awards that are outstanding at such time will remain in effect. The 2004 Incentive Award Plan was originally adopted by our board of directors on July 31, 2004. The amended and restated 2004 Incentive Award Plan will become effective if and when it is approved by our stockholders.

Additional Restrictions on Awards

The 2004 Incentive Award Plan provides that no participant in the 2004 Incentive Award Plan will be permitted to acquire, or will have any right to acquire, shares thereunder if such acquisition would be prohibited by the stock ownership limits contained in our charter or would impair our status as a REIT.

Federal Income Tax Consequences

The federal income tax consequences of the 2004 Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2004 Incentive Award Plan, and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2004 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Stock Options

With respect to nonqualified stock options, the Company, our operating partnership or the participant’s employer, as applicable, is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company, our operating partnership or the participant’s employer, as applicable, will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as an option which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Other Awards

The current federal income tax consequences of other awards authorized under the 2004 Incentive Award Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company, our operating partnership or the participant’s employer, as applicable, will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Internal Revenue Code with respect to covered employees.

Long-Term Incentive Units

Long-term incentive units that constitute “profits interests” within the meaning of the Internal Revenue Code and published Internal Revenue Service guidance will generally not be taxed at the time of grant, though the holder will be required to report on his income tax return his allocable share of the issuing partnership’s income, gain, loss, deduction, and credit, regardless of whether the issuing partnership makes a distribution of cash. Instead, such units are generally taxed upon a disposition of the unit or distributions of money to the extent that such amounts received exceed the basis in the units. Generally, no deduction is available to the Company upon the grant, vesting or disposition of the long-term incentive units.

If long-term incentive units are granted to a recipient who is an employee of the Company, the issuance of those units may cause wages paid to the recipient to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the recipient will be required to make quarterly income tax payments rather than having amounts withheld by the Company, our operating partnership or the participant’s employer, as applicable. Additionally, if self-employed, the recipient must pay the full amount of all FICA employment taxes on the employee’s compensation, whereas regular employees are only responsible for 50% of these taxes. To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner-employees.

Code Section 409A

Certain types of awards under the 2004 Incentive Award Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2004 Incentive Award Plan and awards granted under the 2004 Incentive Award Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Tax Deductibility and Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the board of directors pursuant to an incentive plan that has been approved by the Company’s stockholders. The 2004 Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Other Considerations

Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Internal Revenue Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by the Company and are subject to an excise tax of 20 percent payable by the recipient.

The 2004 Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in stock previously owned by the participant rather than in cash.

Plan Benefits

No awards will be granted pursuant to the amended and restated 2004 Incentive Award Plan until it is approved by the Company’s stockholders. In addition, awards are subject to the discretion of the plan administrator. As of March 30, 2007, no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the amended and restated 2004 Incentive Award Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2004 Incentive Award Plan. See the Summary Compensation Table and Outstanding Equity Awards at Fiscal Year-End and Option Exercises and Stock Vested tables, below, for information on prior awards to our individual named executive officers. During 2006, awards with respect to 30,805 shares or units were granted to all of our executive officers as a group and awards with respect to 200,000 shares or units were granted to our other employees under the 2004 Incentive Award Plan. No awards were granted to our non-employee directors or named executive officers under the 2004 Incentive Award Plan in 2006, but our non-employee directors will be entitled to receive future grants of long-term incentive units under the 2004 Incentive Award Plan as described above.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment and restatement of the 2004 Incentive Award Plan, provided that the total votes cast on the proposal represents over 50% in interest of the outstanding shares of common stock entitled to vote on the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN OF THE COMPANY.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of March 15, 2007 the beneficial ownership of shares of our Common Stock and shares of Common Stock into which units of limited partnership (“units”) in Digital Realty Trust, L.P., a Maryland limited partnership (our “operating partnership”), of which we are the sole general partner, are exchangeable for (i) each person who is the beneficial owner of 5% or more of the outstanding Common Stock and units, (ii) directors and named executive officers, and (iii) all directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock and units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person holds shares of Common Stock as opposed to units is set forth in the footnotes below. Unless otherwise indicated, the address of each named person is care of Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105.

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned	Percent of All Shares(1)	Percent of All Shares and Units(2)
Deutsche Bank AG(3)	7,337,410	12.2%	10.8%
Cambay Tele.com, LLC and Wave Exchange, LLC(4)	4,660,157	7.2%	6.9%
Richard A. Magnuson(5)	1,173,613	1.9%	1.7%
Michael F. Foust(6)	315,421	*	*
Laurence A. Chapman	44,448	*	*
Kathleen Earley	6,448	*	*
Ruann F. Ernst	6,448	*	*
Dennis E. Singleton	6,448	*	*
A. William Stein(7)	164,654	*	*
Scott E. Peterson(8)	125,384	*	*
Christopher J. Crosby, Jr. (9)	31,944	*	*
All directors and executive officers as a group (13 persons)	1,920,218	3.1%	2.8%

*	Less than 1%.
(1)	Based on 60,181,740 shares of our Common Stock outstanding as of March 15, 2007. In addition, amounts listed for each individual assume that all units, including vested and unvested long-term incentive units, beneficially owned by such individual are exchanged for shares of our Common Stock, and amounts for all directors and officers as a group assume all vested and unvested long-term incentive units held by them are exchanged for shares of our Common Stock, but none of the units held by other persons are exchanged for shares of our Common Stock.
(2)	Based on a total of 67,920,655 shares of Common Stock and units, including vested long-term incentive units, outstanding as of March 15, 2007, comprising 60,181,740 shares of Common Stock and 7,738,915 units which may be exchanged for cash or shares of Common Stock under certain circumstances.
(3)	Based solely on information contained in a Schedule 13G filed by Deutsche Bank AG, RREEF America, L.L.C., Deutsche Bank Trust Company Americas and Deutsche Asset Management Inc. with the U.S. Securities and Exchange Commission on January 31, 2007. The address of Deutsche Bank AG is Taunusanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG has sole voting power with respect to 3,442,567 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 7,337,410 shares and shared dispositive power with respect to zero shares. RREEF America, L.L.C. has sole voting power with respect to 3,368,817 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 7,255,460 shares and shared dispositive power with respect to zero shares. Deutsche Bank Trust Company Americas has sole or shared voting power with respect to zero shares, sole dispositive power with respect to 5,100 shares and shared dispositive power with respect to zero shares. Deutsche Asset Management, Inc. has sole voting power with respect to 73,750 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 76,850 shares and shared dispositive power with respect to zero shares.

(4)	Reflects the number of units that are owned by Cambay Tele.com, LLC and Wave Exchange, LLC, which are managed by a single management committee. The inclusion of Cambay Tele.com, LLC and Wave Exchange, LLC in the table above shall not be deemed to be an admission that such entities or their members are, for purposes of Section 13 or Section 16 of the Securities Exchange Act of 1934 or the rules and regulations thereunder, the beneficial owners of the shares that may be received by any of them upon exchange of their units. The address of Cambay Tele.com, LLC and Wave Exchange, LLC is care of The Cambay Group, Inc., 2999 Oak Road, Suite 400, Walnut Creek, California 94957.
(5)	Includes 808,149 vested long-term incentive units, 302,833 limited partnership units, and 62,631 stock options to purchase shares of our Common Stock, but excludes class C units.
(6)	Includes 287,644 vested and 27,777 unvested long-term incentive units, but excludes class C units.
(7)	Includes 148,782 vested and 15,872 unvested long-term incentive units, but excludes class C units.
(8)	Includes 111,495 vested and 13,889 unvested long-term incentive units, but excludes class C units.
(9)	Includes 19,841 vested and 7,936 unvested long-term incentive units and 4,167 stock options to purchase shares of our Common Stock, but excludes class C units.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for establishing, modifying and approving the compensation program for our executive officers. The objective of our executive compensation program is to attract, retain and motivate talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. In order to achieve this objective, in addition to annual base salaries, the executive compensation program uses a combination of annual incentives through cash bonuses and long-term incentives through equity-based compensation. We use equity-based awards as long-term incentives because we view our overall, company-wide performance and growth as the relevant long-term metric, while our annual cash awards can be targeted to reward the attainment of narrower, short-term performance objectives. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to increases in stockholder value. We seek to provide total compensation to our executive officers that is comparable to total compensation paid by comparable REITs and other real estate companies in our peer group, as discussed in more detail below.

The following are our principal objectives in establishing compensation for executive officers:

•	Attract and retain individuals of superior ability and managerial talent;

•	Ensure that executive officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

•	Increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and

•

Enhance the officers’ incentive to increase our stock price and maximize stockholder value, as well as promote retention of key executives, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in our Company through equity awards, including awards of long-term incentive units in our operating partnership.

Throughout this proxy statement, the individuals who served as our Chief Executive Officer and Chief Financial Officer, as well as the three other most highly compensated executive officers for the year ended December 31, 2006, including our Chairman, are referred to as the “named executive officers.”

Elements of Compensation

The major elements of compensation for our executive officers are (1) a base salary, intended to provide a stable annual income for each executive officer at a level consistent with such officer’s individual contributions, (2) annual cash performance bonuses, intended to link each executive officer’s compensation to our performance and to such officer’s performance and (3) long-term compensation, which includes grants of long-term incentive units in our operating partnership and other equity based compensation intended to encourage actions to maximize stockholder value. Each of these elements is discussed in more detail below.

Our named executive officers are also entitled to certain benefits upon a change in control of the Company, including that all unvested long-term incentive units and stock options held by them will become fully vested and exercisable upon a change in control. In addition, the employment agreements of Messrs. Peterson and Crosby provide severance benefits in connection with a change in control. We provide these benefits to our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us. These items are described below under “—Potential Payments upon Termination or Change in Control.”

We believe that each of these elements plays an important role in our overall executive compensation program and together serve to achieve our compensation objectives. The Compensation Committee allocates total compensation between the cash components and equity compensation based on review of the practices of our peer group, while considering the balance among providing stability, short-term incentives and long-term incentives to align the interests of management with our stockholders. The percentage salary and cash bonus (including annual cash incentive awards paid under our 2004 Incentive Award Plan) to total compensation ranged from 59.7% to 78.1% for our named executive officers and is set forth for each named executive officer in footnote 6 to our Summary Compensation Table below.

Determination of Compensation Awards

The Compensation Committee annually reviews and determines the total compensation to be paid to our named executive officers. Our Chairman and our Chief Executive Officer, after reviewing competitive market data and advice from compensation consultants engaged by the Compensation Committee and the Company, make recommendations regarding the compensation packages to be made to the officers (other than themselves). The Compensation Committee in its review of these recommendations and in establishing the total compensation for each of our named executive officers considered several factors, including each executive’s roles and responsibilities, each executive’s performance and achievement of individual goals established for such executive, any significant accomplishments of the executive, our financial and operating performance, and the competitive market data applicable to each executive’s position and functional responsibilities.

Competitive Market Data and Compensation Consultant

In September 2005, the Compensation Committee conducted reviews of the salary, bonus and equity compensation paid to our named executive officers, including our Chairman and our Chief Executive Officer, and in February 2007, the Compensation Committee conducted reviews of the salary, bonus and equity compensation paid to our named executive officers and directors. In conducting these reviews, the Compensation Committee retained the services of SMG Advisory Group LLC, an independent real estate advisory services company with expertise in providing consulting services to companies in the REIT industry. SMG Advisory Group LLC also provides additional professional services to our Company and receives market-based compensation with respect to these services.

For its consulting services in September 2005 and February 2007, the compensation consultant was instructed to review the Company’s existing compensation program and employment agreements, provide current data with regard to industry trends, provide information regarding long-term compensation plan alternatives, identify a peer group and provide cash and equity incentive award information for the peer group, and to develop comprehensive recommendations and a detailed plan as to the design and implementation of an executive compensation program. In February 2007, the compensation consultant was also instructed to conduct an analysis of a competitive peer group of independent directors and make recommendations regarding appropriate compensation for our independent directors.

The Compensation Committee reviewed the compensation of our named executive officers in 2005, and our named executive officers and directors in 2007, as compared to a peer group and published survey data as prepared by the compensation consultant.

Benchmarking to Our Peer Group

The Compensation Committee believes it is important to provide total cash and long-term compensation levels that are at or near the fiftieth percentile of our peer group companies in order to attract and motivate qualified executives in this important period of our growth while rewarding for performance based on corporate objectives. Actual pay for each executive officer may vary from these targets based on several factors including an officer’s experience level, tenure with the Company, the competitive market data applicable to each executive’s position and functional responsibilities, the performance of the executive officer and our annual and long-term performance.

The peer group used to determine the appropriateness of our 2006 base salaries, bonus targets and long-term equity awards consisted of the following 18 companies: Alexandria Real Estate Equities, Inc., American Financial Realty Trust, Arden Realty Group, Inc., Bedford Property Investors, Inc., Brandywine Realty Trust, Catellus Development Corporation, Corporate Office Properties Trust Inc., Crescent Real Estate Equities Company, First Potomac Realty Trust, Lexington Corporate Properties Trust, Maguire Properties, Inc., Parkway Properties, Inc., Pennsylvania Real Estate Investment Trust, PS Business Parks, Inc., SL Green Realty Corp., Spirit Finance Corporation, Trizec Properties, Inc. and Washington Real Estate Investment Trust. In determining our Chairman’s compensation, the following companies from our peer group were omitted due to a lack of comparable position for 2006: Alexandria Real Estate Equities, Inc., American Financial Realty Trust, Bedford Property Investors, Inc., Brandywine Realty Trust, Corporate Office Properties Trust Inc., Crescent Real Estate Equities Company, First Potomac Realty Trust, Parkway Properties, Inc. and PS Business Parks, Inc.

In order to determine the appropriateness of 2007 base salaries, bonus targets and long-term incentive awards, we adjusted our 2006 peer group by replacing Bedford Property Investors, Inc., Catellus Development Corporation and American Financial Realty Trust with BioMed Realty Trust, Global Signal, Inc. and Rayonier, Inc. Bedford Property Investors, Inc. and Catellus Development Corporation were removed because they ceased to be publicly traded companies and American Financial Realty Trust was removed due to meaningful changes in executive personnel midway through the year. The three replacement companies were chosen on the advice of our compensation consultant as companies that most closely fit our peer group criteria. In determining our Chairman’s compensation, the following companies from our peer group were omitted due to a lack of comparable position for 2007: Alexandria Real Estate Equities, Inc., Brandywine Realty Trust, Corporate Office Properties Trust Inc., Crescent Real Estate Equities Company, First Potomac Realty Trust, Global Signal, Inc., Parkway Properties, Inc. and PS Business Parks, Inc. The Compensation Committee believes this group and the group used for our 2006 analysis each represent appropriate groups of comparable companies during the relevant timeframes based on their market capitalizations, number of employees and industries.

Annual Performance Reviews

To aid the Compensation Committee in making its determination, Richard A. Magnuson, our Chairman, and Michael F. Foust, our Chief Executive Officer, provide recommendations annually to the Compensation Committee regarding the compensation of all named executive officers (other than themselves). Each named executive officer other than Messrs. Magnuson and Foust, in turn, participates in an annual performance review with Mr. Foust to provide input about their contributions to our success for the period being assessed. The performance of our named executive officers is reviewed annually by the Compensation Committee.

Description of Individual Elements of Compensation

During the year ended December 31, 2006, compensation for our named executive officers was composed of base salary and annual performance-based cash bonuses.

Annual Base Salary

We provide named executive officers and other employees with base salary to compensate them for services rendered each year. Base salaries comprise the stable part of the compensation program that is not dependent on our performance. This compensation element is necessary to provide the financial certainty that our executives seek when they are considering whether to join or remain with our Company. In connection with our initial public offering, each of our named executive officers entered into employment agreements which set their annual base salaries, subject to adjustment by the Compensation Committee. In February 2006, the Compensation Committee reviewed the salaries of our named executive officers. The Compensation Committee’s review was based on an analysis by our compensation consultant delivered in September 2005 of the compensation practices of the companies in the peer group. The Compensation Committee also considered the performance of each of our named executive officers and their contributions to our overall success. Based on their review, the Compensation Committee increased salaries of our named executive officers for 2006.

We seek to enter into employment agreements with our executive officers to help provide stability and security and encourage our executives to remain with us. In November 2006, the employment agreements that our Chairman, Chief Executive Officer and Chief Financial Officer entered into in connection with our initial public offering expired. The Compensation Committee is considering the terms of new employment agreements for these individuals, as well as for other executive officers in the Company, and we expect that new employment agreements will be entered into in 2007. Our Compensation Committee approved new base salaries and target bonuses for each of our named executive officers in February 2007, which the Company instituted in March 2007. These base salaries and target bonuses were based on the analysis by the compensation consultant of the compensation practices of companies in our peer group. The 2007 annual salaries and incentive bonus targets approved by our Compensation Committee are as follows:

Name	2007 Salary	2007 Bonus Target
Michael F. Foust	$525,000	$525,000
A. William Stein	$360,000	$180,000
Scott E. Peterson	$315,000	$236,250
Christopher J. Crosby	$250,000	$425,000
Richard A. Magnuson	$200,000	$300,000

Annual Incentive Bonuses

Our annual incentive bonus program is structured to reward named executive officers based on our performance and the individual executive’s contribution to that performance. Annual incentive bonuses are paid in cash if and to the extent performance objectives established by the Compensation Committee at the beginning of the year are achieved. The Compensation Committee believes that the payment of the annual incentive bonus in cash provides the incentive necessary to retain executive officers and reward them for short-term Company performance.

Each named executive officers’ annual incentive bonus opportunity for 2006 was established by our Compensation Committee. Mr. Magnuson’s annual incentive bonus opportunity target for 2006 was 150% of his salary. Mr. Foust’s annual incentive bonus opportunity target for 2006 was 75% of his salary. Mr. Stein’s annual incentive bonus opportunity target for 2006 was 75% of his salary. Mr. Peterson’s annual incentive bonus opportunity target for 2006 was 100% of his salary. Mr. Crosby’s annual incentive bonus opportunity target for 2006 was $400,000. There were no minimums or maximums for annual incentive bonus opportunities in 2006 (except that a portion of Mr. Crosby’s bonus that related to leasing was capped).

For 2006, based on the recommendations of Messrs. Magnuson and Foust, and review of the Company’s business plan, the Compensation Committee established financial and operating goals and organizational development goals for each named executive officer. The financial and operating goals included funds from operations, or FFO, targets, financing objectives, acquisitions targets and leasing objectives. FFO is used by industry analysts and investors as a supplemental performance measure of a REIT. FFO represents net income (loss) available to common stockholders and unitholders (computed in accordance with U.S. GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. For the purpose of determining bonuses, we adjust FFO to exclude profits, losses or expenses which the Compensation Committee determined to be non-recurring to give a more accurate picture of our annual performance. The target and minimum levels of FFO established by the Compensation Committee were $1.60 and $1.55, respectively. These amounts were set by the Compensation Committee based on a number of factors, including expectations surrounding acquisitions and leasing assumptions, financing assumptions, earnings growth, general economic conditions, real estate and technology fundamentals and other specific circumstances facing the Company. The financing objective included many factors, including those related to corporate equity and debt offerings, secured financings and re-financings, management of the Company’s revolving credit facility, management of the Company’s debt-to-equity ratio and maintaining appropriate capital capacity to fund the Company’s acquisition and redevelopment programs. The acquisitions objective related to total acquisitions by the Company and the acquisitions target was set by the Compensation Committee for 2006 at $400 million of total acquisitions. The leasing objective was as a percentage of leases signed during 2006.

The organizational development goals included culture and staffing. The culture objective included many factors, including those related to the executive’s leadership, the executive’s fostering of employee engagement and the Company’s values, and intra-departmental communication and cooperation. The staffing objective also included many factors, including hiring and retaining qualified and talented individuals, achieving and maintaining appropriate staffing levels for current and future departmental needs and professional development among the executive’s team.

The specific financial and operating goals and organizational development goals for each named executive officer varied depending upon their areas of responsibility. Mr. Magnuson’s bonus was based 85% on financial and operating goals and 15% on organizational development goals. Mr. Foust’s bonus was based 70% on financial and operating goals and 30% on organizational development goals. Mr. Stein’s bonus was based 70% on financial and operating goals and 30% on organizational development goals. Mr. Peterson’s bonus was based 80% on financial and operating goals and 20% on organizational development goals. Mr. Crosby’s bonus was based 87.5% on financial and operating goals and 12.5% on organizational development goals.

For all objectives other than leasing, the Compensation Committee, based in part on the recommendations of Messrs. Magnuson and Foust for all named executive officers, assigned each officer a percentage representing the achievement of each objective (not exceeding 100% achievement). Each named executive officer’s bonus was adjusted based on the achievement of each objective with full bonus being paid for 100% achievement and proportional reductions to the extent less than 100% achievement was attained. For Mr. Foust, in addition to the factors described above, the Compensation Committee considered Mr. Foust’s total base salary and annual incentive bonus target relative to the peer group and the Company’s and his overall performance, and determined to increase his annual incentive bonus for 2006 to 140% of his base salary.

Bonus criteria for 2007 have not yet been determined.

Equity Incentive Compensation

We have historically granted to our executive officers stock options and long-term incentive units in our operating partnership under our 2004 Incentive Award Plan. The objective of our executive compensation program is to attract, retain and motivate talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. The Compensation Committee believes that, while our annual bonus program provides awards for positive short-term performance, equity participation creates a vital long-term partnership between executive officers and stockholders. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to increases in stockholder value. We do not currently have a policy related to the timing of equity incentive compensation awards.

2005 Outperformance Awards

On September 29, 2005, the Compensation Committee, based on the recommendations of the compensation consultant, approved the long-term, performance based equity compensation plan referred to as the 2005 Outperformance Plan. Awards under the 2005 Outperformance Plan, which were granted in the form of unvested class C profits interest units under our 2004 Incentive Award Plan, were designed by the Compensation Committee and the compensation consultant to align our executive officers’ interests with the long-term interests of our stockholders by providing our executive officers with the potential to receive long-term equity awards based on generating superior returns for our stockholders over a three-year measurement period.

Pursuant to the class C units agreements entered into in connection with these awards, the class C units subject to each award will vest based on the achievement of a 10% or greater compound annual total stockholder return (which we refer to as the “performance condition”) combined with the executive’s continued service with our Company or our operating partnership. If we achieve a compound annual total stockholder return equal to at least 10% over a period commencing on October 1, 2005 and ending on the earlier of September 30, 2008 and the date of a change in control of our Company, the performance condition will be deemed satisfied with respect to a number of class C units that is based on the executive’s allocated percentage of an aggregate performance award pool. For purposes of calculating the total stockholder return during this period, the initial value of our common stock will be equal to $17.89 (which represents the five day trailing average of the closing prices of our common stock ending on September 30, 2005) and the ending value of our common stock will be based on the five day trailing average at the end of the performance period and will include an amount that would have been realized if all cash dividends paid during the performance period were reinvested in common stock on the applicable dividend payment date. Unvested class C units do not receive quarterly distributions until the end of the performance period, at which point the number of class C units that have satisfied the performance condition will receive quarterly distributions.

The aggregate amount of the 2005 performance award pool is equal to 7% of the “excess stockholder value” created during the applicable performance period, but in no event will the amount of the pool exceed the lesser of $40,000,000 or the value of 2.5% of the total number of shares of our common stock and limited partnership units of our operating partnership at the end of the performance period. Under the class C units agreements, “excess stockholder value” is equal to the excess of (x) the aggregate market value of the total number of shares of common stock and units outstanding at the end of the performance period, plus the cumulative value of dividends paid during the performance period (assuming reinvestment in our common stock), over (y) the aggregate market value of the common stock and units as of October 1, 2005 earning a compound annual rate of return equal to 10% during the performance period, plus the aggregate market value of new shares of common stock and units issued by our Company or our operating partnership during the performance period earning a compound annual rate of return equal to 10% from the date of issue through the end of the performance period.

Absent an earlier change in control of our Company, 60% of the class C units that satisfy the performance condition will vest at the end of the three-year performance period and an additional 1/60th of such class C units will vest on the date of each monthly anniversary thereafter, provided that the executive’s service has not terminated prior to the applicable vesting date. If, however, a change in control of our Company occurs before September 30, 2008 and we achieve a compound annual total stockholder return (based on the price per share paid in the change in control transaction) equivalent to at least 10% during the period commencing on October 1, 2005 and ending on the date of the change in control, 100% of the class C units that satisfy the performance condition as of the change in control date will vest immediately prior to the change in control. In addition, if a change in control of our Company occurs after the performance condition has been satisfied and the executive remains a service provider, the class C units will fully vest immediately prior to the change in control.

If the executive’s service is terminated due to death or disability or by us without cause (or by the executive for good reason if the executive’s employment agreement contemplates a “good reason” termination) prior to the end of the performance period or change in control date and we later satisfy the performance condition, a pro rata portion of the class C units will then vest based on the executive’s length of service during the performance period (20% if the executive remained in service through September 30, 2006 and 1/60th for each subsequent month of service thereafter).

To the extent that any class C units fail to satisfy the performance condition at the end of the performance period (or the change in control date, if earlier), such class C units will automatically be cancelled and forfeited by the executive. In addition, any class C units which are not eligible for pro rata vesting in the event of a termination of the executive’s employment due to death or disability or by us without cause (or by the executive for good reason, if applicable) will automatically be cancelled and forfeited upon a termination of the executive’s employment.

In the event that the value of the executive’s allocated portion of the award pool that satisfies the performance condition equates to a number of class C units that is greater than the number of class C units awarded to the executive, we will make an additional payment to the executive in the form of a number of shares of our restricted stock equal to the difference. Sixty percent of the shares of restricted stock will be vested at the time of issuance and 1/60th of such shares will vest on each monthly anniversary thereafter, subject to full accelerated vesting in the event of a subsequent change in control of our Company. If, however, this additional payment is made in connection with a change in control of our Company that satisfies the performance condition, all of the shares issued will be fully vested at the time of issuance. If the executive’s service is terminated due to death or disability or by us without cause (or by the executive for good reason, if applicable) prior to the end of the performance period or change in control date, the executive will be entitled to receive a similar pro rata payment, based on his service during the performance period, in the form of shares of fully vested common stock rather than restricted stock.

All determinations, interpretations and assumptions relating to the vesting and calculation of the awards under the class C units agreements will be made by the administrator of our 2004 Incentive Award Plan (presently the Compensation Committee). In addition, the administrator may, in its discretion, adjust or modify the methodology for calculating the vesting of the awards (other than the executive’s allocated percentage of the performance award pool) to account for events affecting the value of our common stock which the administrator of our 2004 Incentive Award Plan does not consider indicative of our performance, such as the issuance of new common stock, stock repurchases, stock splits, issuances and/or exercises of stock grants or stock options, and similar events.

The following table provides information concerning grants of class C profits interest units (“class C units”) granted to each of our named executive officers. All grants occurred on October 1, 2005. The class C units will begin to vest on September 30, 2008, or upon an earlier change in control of our Company, based on our satisfaction of the performance condition described above combined with the recipient’s continued service with our Company or our operating partnership. If the performance condition and the other vesting conditions are satisfied with respect to a class C unit, the class C unit will be treated in the same manner as the long-term incentive units issued by our operating partnership.

Long-Term Incentive Plans—Class C units

Name	Number of Class C units (#)	Award Pool Percentage
Michael F. Foust	250,000	18.75%
A. William Stein	166,667	12.50%
Scott E. Peterson	166,667	12.50%
Christopher J. Crosby, Jr.	80,000	6.00%
Richard A. Magnuson	333,333	25.00%

401(k) Plan

We provide a 401(k) retirement plan to help our named executive officers, as well as our other employees, plan and save for retirement. Effective as of January 1, 2006, we amended and restated our 401(k) Plan in the form of an individually designed prototype plan sponsored by us for all employees who are age 21. The amended and restated 401(k) Plan permits eligible employees to elect to defer up to 80% of their annual compensation, subject to the maximum limits permitted under the Internal Revenue Code of 1986, as amended (the “Code”). We provide a matching contribution equal to the sum of 100% of the first 3% of an eligible employee’s annual compensation deferrals, plus 50% of the next 2% of an eligible employee’s annual compensation deferrals. The amended and restated 401(k) Plan is intended to be a tax-qualified 401(k) safe harbor plan under of the Code.

Perquisites

We provide our named executive officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with its overall compensation program objectives to better enable us to attract and retain superior executives for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2006, we provided the named executive officers with life insurance, medical, dental, vision and disability plan benefits, for which our named executive officers are charged the same rates as all other employees. Consistent with the foregoing, we also pay for parking spaces for each of our named executive officers and certain other officers and employees of our Company.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to any named executive officers other than compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Despite the fact that our annual incentive bonuses and certain equity-based compensation awards are determined based on the evaluation of our performance and take into consideration certain financial and strategic goals, the Compensation Committee does not apply these factors on a strict formulaic basis. As a result, this compensation may not satisfy the requirements of Section 162(m). We believe that we qualify as a REIT under the Internal Revenue Code and generally are not subject to federal income taxes provided we distribute to our stockholders at least 100% of our taxable income each year. As a result, the payment of compensation that does not satisfy the requirements of Section 162(m) does not have a material adverse federal income tax consequence to us, provided we continue to distribute at least 100% of our taxable income each year. In appropriate circumstances, the Compensation Committee therefore may elect to implement programs that recognize a full range of performance criteria important to our success and to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders, even where the compensation paid under such programs may not be deductible under Section 162(m).

Compensation Committee Report*

The Compensation Committee of the Board of Directors of Digital Realty Trust, Inc. is currently composed of three independent directors, Dennis E. Singleton (Chair), Kathleen Earley and Ruann F. Ernst, Ph.D. The Compensation Committee has overall responsibility for our executive compensation policies and practices, including:

•	annually reviewing and, if necessary, revising the Company’s compensation philosophy;

•

annually reviewing and approving corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer and establishing the compensation of our Chief Executive Officer based on such evaluation;

•

making recommendations to the Board with respect to compensation (other than with respect to our Chief Executive Officer), incentive-compensation plans and equity-based plans and reviewing and approving all officers’ employment agreements and severance arrangements;

•	reviewing and approving all other named executive officers’ and directors’ compensation;

*	The material in this report is not soliciting material, and is not deemed filed with the SEC.

•	managing annual bonus, long-term incentive, stock option, employee pension and welfare benefit plans;

•	periodically reviewing policies concerning perquisite benefits;

•	determining the Company’s policy with respect to application of Section 162(m) of the Code;

•	determining the Company’s policy with respect to change of control or “parachute” payments;

•	managing and reviewing executive officer and director indemnification and insurance matters;

•	managing and reviewing any employee loans in amounts equal to or greater than $200,000;

•	preparing and approving the Compensation Committee Report included in this Proxy Statement;

•	annually evaluating its own performance, including compliance with its charter; and

•	annually reviewing and assessing its charter.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions with management, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS

Dennis E. Singleton, Chair

Ruann F. Ernst, Ph.D.

Kathleen Earley

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and none of our employees participates on the Compensation Committee.

Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the named executive officers for the year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)		Total ($)(5)
Michael F. Foust,	2006	$418,750	$311,223	$28,497	$595,000	(6)	$57,116	(7)	$1,410,586
Chief Executive Officer
A. William Stein,	2006	335,833	192,947	18,385	231,200		47,963	(8)	826,328
Chief Financial Officer, Chief Investment Officer and Secretary
Scott E. Peterson,	2006	295,833	182,049	18,385	279,000		43,029	(9)	818,296
Senior Vice President, Acquisitions
Christopher J. Crosby, Jr.,	2006	200,000	94,358	39,723	400,000		34,075	(10)	768,156
Senior Vice President, Sales and Technical Services
Richard A. Magnuson,	2006	150,000	211,500	28,497	225,000		13,250	(11)	628,247
Chairman

(1)

The amounts in this column represent the Company’s 2006 non-cash compensation expense under Financial Accounting Standard No. 123(R), “Shared-Based Payments” related to long-term incentive units and class C units, in all cases awarded in prior years. For a discussion of the valuation reflected in the Stock Awards column, refer to Note 9 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2006, included in the Company’s annual report on Form 10-K for the year ended December 31, 2006.

(2)	The amounts in this column represent the Company’s 2006 non-cash compensation expense under Financial Accounting Standard No. 123(R), “Share-Based Payments” related to stock options, in all cases awarded in prior years. For a discussion of the assumptions made in the valuation reflected in the Option Awards column, refer to Note 8 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2006, included in the Company’s annual report on Form 10-K for the year ended December 31, 2006.
(3)	The amounts in this column represent performance-based cash incentive award payments that were earned during the specified year and paid in the following year.
(4)	The amounts in this column represent medical, dental, vision and disability insurance premiums, life insurance premiums, 401(k) matching funds, parking and distributions on unvested long-term incentive units, but excludes distributions paid on vested long-term incentive units.
(5)	Total salary and cash incentive awards paid under our 2004 Incentive Award Plan constituted the following percentages of total compensation for each named executive officer:

Michael F. Foust	71.9%
A. William Stein	68.6%
Scott E. Peterson	70.2%
Christopher J. Crosby, Jr.	78.1%
Richard A. Magnuson	59.7%

(6)	See “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—Annual Incentive Bonuses for a discussion of Mr. Foust’s actual bonus relative to his target bonus for 2006.
(7)	Includes $10,192 for medical, dental, vision and disability insurance premiums, $33,035 from dividends on unvested long-term incentive units, and other amounts related to parking, life insurance premiums and 401(k) matching funds.
(8)	Includes $15,198 for medical, dental, vision and disability insurance premiums, $18,876 from dividends on unvested long-term incentive units, and other amounts related to parking, life insurance premiums and 401(k) matching funds.
(9)	Includes $12,629 for medical, dental, vision and disability insurance premiums, $16,517 from dividends on unvested long-term incentive units, and other amounts related to parking, life insurance premiums and 401(k) matching funds.
(10)	Includes $15,198 for medical, dental, vision and disability insurance premiums, $9,438 from dividends on unvested long-term incentive units, and other amounts related to parking, life insurance premiums and 401(k) matching funds.
(11)	Includes amounts related to parking and 401(k) matching funds.

Grants of Plan-Based Awards

The following table provides information concerning target payouts under plan-based awards made during 2006 to each of our named executive officers. None of our named executive officers received equity grants in 2006.

Name	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
	Threshold ($)	Target ($)(1)		Maximum ($)
Michael F. Foust,		$320,000	(2)
Chief Executive Officer
A. William Stein,		$255,000	(2)
Chief Financial Officer, Chief Investment Officer and Secretary
Scott E. Peterson,		$300,000	(2)
Senior Vice President, Acquisitions
Christopher J. Crosby, Jr.		$400,000
Senior Vice President, Sales and Technical Services
Richard A. Magnuson,		$225,000
Chairman

(1)	Represents target cash incentive awards payable in 2007 based on 2006 performance. There were no minimum or maximum bonus award amounts. See the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column for actual 2006 bonuses paid.
(2)	Represents target cash incentive awards based on salaries established in 2006. Actual cash incentive awards reflect salaries actually paid in 2006.

Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table

Employment Agreements

During 2006, we were party to employment agreements with each of our named executive officers. The employment agreements for Messrs. Magnuson, Foust and Stein expired by their terms in November 2006. The employment agreements with Messrs. Peterson and Crosby remain in effect. We expect that we will enter into new employment agreements with each of our named executive officers in 2007.

In addition to the compensation disclosed above, the employment agreements with Messrs. Peterson and Crosby provide that their employment with us is “at-will” and may be terminated by either them or us upon 30 days’ advance written notice.

The employment agreements of Messrs. Peterson and Crosby provide severance benefits in connection with a termination without cause, and in the case of Mr. Peterson, a change in control, as described below under “—Potential Payments upon Termination or Change in Control.” We expect that the new employment agreements we enter into with our named executive officers will contain severance and change in control benefits, although the amounts and terms and conditions of those benefits are not presently known or determinable. The employment agreements of Messrs. Peterson and Crosby also contain standard confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of the executive’s employment and for a six-month period thereafter.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael F. Foust,	—	62,632	—	$12.00	10/28/14	31,165	$1,066,778	250,000	$7,500,000
Chief Executive Officer
A. William Stein,	—	40,408	—	$12.00	10/28/14	17,808	$609,568	166,667	$5,000,000
Chief Financial Officer, Chief Investment Officer and Secretary
Scott E. Peterson,	—	40,408	—	$12.00	10/28/14	15,582	$533,372	166,667	$5,000,000
Senior Vice President, Acquisitions
Christopher J. Crosby, Jr.	—	30,306	—	$12.00	10/28/14	8,904	$304,784	80,000	$2,400,000
Senior Vice President, Sales and Technical Services	—	39,167	—	$20.37	11/08/15
Richard A. Magnuson,	62,631	62,632	—	$12.00	10/28/14	—	—	333,333	$10,000,000
Chairman

(1)	Represents long-term incentive units in our Operating Partnership. Twenty percent of the long-term incentive units vested on October 1, 2006 and 1/60 of such long-term incentive units vest each month thereafter until all are vested.
(2)	Based on the closing market price of our common stock on December 29, 2006 (the last trading day of the 2006 fiscal year) of $34.23 per share.
(3)	Represents class C units in our Operating Partnership granted pursuant to the 2005 Outperformance Plan described above under “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2005 Outperformance Awards.” The vesting of the class C units depends on satisfaction of the “performance condition” and the other factors described under “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2005 Outperformance Awards.”
(4)	Represents maximum payout value of the class C units.

Option Exercises and Stock Vested

The following table discloses the number of options exercised by our named executive officers during 2006, and the value realized by these officers on exercise. The following table also discloses the number of long-term incentive units which vested during 2006, and the value realized by these officers on vesting. No class C profits interest units vested during 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael F. Foust,	62,631	$1,455,660	9,485	$299,910
Chief Executive Officer
A. William Stein,	40,407	$851,721	5,420	$171,372
Chief Financial Officer, Chief Investment Officer and Secretary
Scott E. Peterson,	40,407	$843,415	4,743	$149,954
Senior Vice President, Acquisitions
Christopher J. Crosby, Jr.	25,986	$513,330	2,710	$85,687
Senior Vice President, Sales and Technical Services
Richard A. Magnuson,	—	—	—	—
Chairman

(1)	Value realized on exercise of stock options is calculated based on the difference between the per share closing market price of our common stock on the date of exercise and the exercise price of such options.
(2)	Value realized on vesting of long-term incentive units is calculated based on the per share closing market price of our common stock on the vesting dates of such units and assumes those units were exchanged for common stock and sold on that date.

Pension Benefits

We do not provide pension benefits to our employees.

Nonqualified Deferred Compensation

We do not have a nonqualified deferred compensation program.

Potential Payments upon Termination or Change in Control

Our named executive officers are entitled to certain benefits upon a change in control of the Company, including that all unvested long-term incentive units and stock options held by them will become fully vested and exercisable upon a change in control, even absent a termination of employment. In addition, class C units will vest to the extent that specified performance targets are satisfied at the time of the change in control.

The employment agreements of Messrs. Peterson and Crosby provide that if the executive’s employment is terminated by us without cause, subject to the executive’s execution and non-revocation of a general release of claims, the executive will be entitled to receive severance payments. Mr. Peterson will be entitled to a lump-sum severance payment in an amount equal to 50% of the sum of his annual base salary as in effect on the date of termination plus his target annual bonus for the fiscal year in which the termination occurs. Mr. Crosby will be entitled to severance payments in the form of salary continuation for six months following the termination at a rate equal to his then current annual base salaries.

As used in Mr. Crosby’s agreement, “cause” may be determined in the reasonable discretion of the Company, and includes:

•	a material failure by the executive to exercise a reasonable level of skill and efficiency in performing his duties or responsibilities;

•

misconduct by the executive which injures the general reputation of the Company or its subsidiaries or affiliates, or interferes with contracts or operations of the Company or its subsidiaries or affiliates;

•	the executive’s conviction of, or entry by such executive of a guilty or no contest plea to, a felony or any crime involving moral turpitude;

•	fraud, misrepresentation, or breach of trust by the executive in the course of his employment which adversely affects us or our subsidiaries or affiliates;

•	the executive’s willful and gross misconduct in the performance of his duties that results in economic or other injury to us or our subsidiaries or affiliates;

•	a material breach by the executive of his covenants set forth in his employment agreement; or

•	a material breach by the executive of any of his obligations set forth in his employment agreement.

As used in Mr. Peterson’s agreement, “cause” may be determined in the reasonable discretion of the Company, and includes:

•

willful and gross misconduct by the executive which materially injures the general reputation of the Company or its subsidiaries or affiliates, or interferes with contracts or operations of the Company or its subsidiaries or affiliates;

•	the executive’s conviction of, or entry of a guilty or no contest plea to, a felony or any crime involving moral turpitude;

•	fraud, misrepresentation, or breach of trust by the executive in the course of his employment which adversely affects the Company or its subsidiaries or affiliates;

•	willful and gross misconduct by the executive in the performance of his duties that results in economic or other injury to the Company or its subsidiaries or affiliates;

•	a material breach by the executive of his covenants set forth in his employment agreement; or

•	a material breach by the executive of any of his obligations set forth in his employment agreement.

In the case of Mr. Peterson, if he is terminated on or within one year after a “change in control” (as defined below) of our Company, the amount of his severance payment will be equal to 100% of the sum of his annual base salary as in effect on the date of termination plus the greater of his target annual bonus for the fiscal year in which the termination occurs or the annual base paid or payable to him by us for the fiscal year immediately preceding the fiscal year in which the termination occurs.

As used in Mr. Peterson’s employment agreement, “change in control” means the occurrence of any of the following events:

•

the acquisition, directly or indirectly, by any person or group of beneficial ownership of securities entitled to vote generally in the election of directors (referred to as voting securities) that represent 35% or more of the combined voting power of our then outstanding voting securities, subject to certain exceptions;

•

individuals who, as of the date of the closing of our initial public offering constitute the Board cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date of the agreement whose election by our stockholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the incumbent Board will be considered as though such individual were a member of the incumbent Board;

•

our consummation (whether directly or indirectly through one or more intermediaries) of a merger, consolidation, reorganization, or business combination or a sale or other disposition of all or substantially all of our assets or the acquisition of assets or stock of another entity, in each case, other than a transaction;

•

which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, us or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business) directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

•

after which no person or group, other than Global Innovation Partners, LLC or CALPERS, or any affiliate thereof, beneficially owns voting securities representing 35% or more of the combined voting power of the successor entity; or

•	approval by our stockholders of our liquidation or dissolution.

The following table sets forth an estimate of the payments to be made to our named executive officers in the event any of the terminations described above or a change in control occurs, assuming that the triggering event took place on December 31, 2006.

Name	Without Cause		Death or Disability		Change of Control
Michael F. Foust,
Chief Executive Officer
Unvested Stock Options Unvested Profits Interest Units Class C Units	$ $ $	— — —	$ $ $	— — 1,750,000	$ $ $	1,392,309 1,066,778 7,500,000

A. William Stein,
Chief Financial Officer, Chief Investment Officer and Secretary
Unvested Stock Options Unvested Profits Interest Units Class C Units	$ $ $	— — —	$ $ $	— — 1,666,667	$ $ $	898,270 609,568 5,000,000

Scott E. Peterson,
Senior Vice President, Acquisitions
Severance Payment		$300,000		$—		$600,000
Unvested Stock Options Unvested Profits Interest Units Class C Units	$ $ $	— — —	$ $ $	— — 1,666,667	$ $ $	898,270 533,372 5,000,000

Christopher J. Crosby, Jr.
Senior Vice President, Sales and Technical Services
Severance Payment		$100,000		$—		$—
Unvested Stock Options Unvested Profits Interest Units Class C Units	$ $ $	— — —	$ $ $	— — 560,000	$ $ $	1,216,557 304,784 2,400,000

Richard A. Magnuson,
Chairman
Unvested Stock Options Unvested Profits Interest Units Class C Units	$ $ $	— — —	$ $ $	— — 2,333,333	$ $	1,392,309 — 10,000,000

NON-EMPLOYEE DIRECTOR COMPENSATION

We use a combination of cash and equity-based incentive compensation to attract and retain qualified non-employee director candidates to serve on our Board. In setting non-employee director compensation, we consider the significant amount of time that directors spend in fulfilling their duties to our Company as well as the skill level we require of members of our Board.

Compensation of Directors

Each of our directors who is not an employee of our Company or any of our subsidiaries receives an annual fee of $25,000 for services as a director and receives $1,500 for each meeting attended in person and $750 for each meeting attended telephonically. Directors who serve on the Audit, Nominating and Corporate Governance and/or Compensation Committees receive a fee of $1,000 for each committee meeting attended in person and $750 for each committee meeting attended telephonically. The Director who serves as the chair of the Audit Committee receives an additional annual retainer of $15,000; the Director who serves as the chair of the Compensation Committee receives an additional annual retainer of $7,500; and the Director who serves as the chair of the Nominating and Corporate Governance Committee receives an additional annual retainer of $5,000.

Directors who are also our employees or employees of any of our subsidiaries do not receive compensation for their services as directors.

Our 2004 Incentive Award Plan provides for formula grants of long-term incentive units to non-employee directors. Each person who was a non-employee director as of the date of the pricing of our initial public offering (the “pricing date”) was granted 6,448 fully vested long-term incentive units on that date. During the term of the 2004 Incentive Award Plan, each person who was a non-employee director as of the pricing date will automatically be granted 1,000 long-term incentive units on the date of each annual meeting of stockholders after the date of our initial public offering at which the director is re-elected to our board of directors, commencing with the third annual meeting after the date of our initial public offering. During the term of the 2004 Incentive Award Plan, each person who is initially elected to our board of directors after the pricing date and who is a non-employee director at the time of his or her initial election will automatically be granted (i) 6,448 fully vested long-term incentive units on the date of the initial election, and (ii) 1,000 long-term incentive units on the date of each annual meeting of stockholders after the initial election at which the director is re-elected to our board of directors, commencing with the third annual meeting after the initial election. If a non-employee director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended, on the date of any grant of long-term incentive units to the director, then he or she will not receive a grant of long-term incentive units, and instead will automatically be granted an equivalent number of shares of our common stock at a per share purchase price equal to the par value of the stock, and subject to the same vesting schedule as would have applied to the corresponding grant of long-term incentive units. All initial grants of long-term incentive units awarded to non-employee directors as described above will be vested in full as of the date of grant. Subject to the director’s continued directorship, all subsequent annual grants to non-employee directors will vest with respect to 20% of the long-term incentive units subject thereto on the first anniversary of the date of grant and with respect to an additional 1/60th of the long-term incentive units subject thereto on each monthly anniversary thereafter.

The table below summarizes the compensation we paid to non-employee directors for the year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(1)	Total ($)
Laurence A. Chapman	$54,750	—	—	—	N/A	—	$54,750
Kathleen Earley	$41,750	—	—	—	N/A	—	$41,750
Ruann F. Ernst, Ph.D.	$42,750	—	—	—	N/A	—	$42,750
Dennis E. Singleton	$43,750	—	—	—	N/A	—	$43,750

(1)	Excludes dividends from vested long-term incentive units.

EQUITY COMPENSATION PLAN TABLE

The following table provides information with respect to shares of our Common Stock that may be issued under our existing equity compensation plan.

Equity Compensation Plan Information(1)

	(a)	(b)	(c)	(d)
	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options(2)	Number of shares of restricted Common Stock and Common Stock issuable upon redemption of outstanding long-term incentive units and class C units(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (c))(4)
Plan Category
Equity Compensation plans approved by stockholders	770,596	$18.05	2,909,047	436,744

Equity Compensation plans not approved by stockholders	N/A	N/A	N/A	N/A

(1)	Information as of December 31, 2006.
(2)	The weighted-average remaining term is 8.42 years.
(3)	The number of unvested full-value awards is 1,387,660. Full-value awards are comprised of restricted stock, long-term incentive units and class C units.
(4)	Includes shares available for future restricted stock grants and shares issuable upon redemption of long-term incentive units available to be granted under the 2004 Incentive Award Plan.

AUDIT MATTERS

Audit Committee Report*

The Audit Committee assists the Board of Directors (the “Board”) of Digital Realty Trust, Inc. (the “Company”) with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and its internal control over financial reporting and for reviewing the Company’s quarterly financial statements.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2006 with the Company’s management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope of and plans for the audit by KPMG LLP. The Audit Committee regularly meets with KPMG LLP, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the management of the Company and by KPMG LLP. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS

Laurence A. Chapman, Chair

Ruann F. Ernst, Ph.D.

Dennis E. Singleton

*	The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Independent Registered Public Accounting Firm

The following summarizes the fees incurred for KPMG LLP’s services for the years ended December 31, 2006 and 2005:

	2006	2005
Audit Fees(1)	$1,793,252	$1,854,903
Audit-Related Fees(2)	90,000	89,000
Tax Fees(3)	—	119,794
All Other Fees(4)	499,060	71,130

Total Fees	$2,382,312	$2,134,827

(1)	“Audit Fees” are the aggregate fees billed by KPMG LLP for professional services rendered in connection with the Company’s common and preferred stock offerings, audits of statements of revenue and certain expenses for acquired properties, reviews of the Company’s quarterly financial statements, and audits of the Company’s annual financial statements.
(2)	“Audit-related fees” include fees relating to audits of separate financial statements for certain properties which were required by lenders for such properties and other audit services related to lender requirements.
(3)	“Tax fees” are fees related to preparation of annual tax returns for the Company, our operating partnership and taxable REIT subsidiaries.
(4)	“All other fees” are fees related to due diligence assistance services provided in connection with the acquisition of certain properties.

All audit, audit-related, tax and all other services provided by KPMG LLP were pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

200 Paul Avenue and 1100 Space Park Drive Contribution Agreement

In connection with the consummation of our initial public offering, our operating partnership entered into a contribution agreement with San Francisco Wave Exchange, LLC, Santa Clara Wave Exchange, LLC and Exchange Colocation, LLC, referred to below as the eXchange parties, pursuant to which the eXchange parties contributed their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities to the operating partnership in exchange for cash, units and the assumption of debt.

Under the eXchange parties’ contribution agreement, we agreed to indemnify each eXchange party against adverse tax consequences in the event our operating partnership directly or indirectly, sells, exchanges or otherwise disposes of (whether by way of merger, sale of assets or otherwise) in a taxable transaction any interest in 200 Paul Avenue or 1100 Space Park Drive until the earlier of November 3, 2013 and the date on which these contributors hold less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering. These tax indemnities do not apply to the disposition of a restricted property pursuant to a transaction described in Section 721, 1031 or 1033 of the Code, or other applicable non-recognition provision under the Code.

Under the eXchange parties’ contribution agreement, we also agreed to make $20.0 million of indebtedness available for guaranty by these parties until the earlier of November 3, 2013 and the date on which these contributors or certain transferees hold less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering.

Right of First Offer Agreements

We have a right of first offer agreement with respect to a property in Frankfurt, Germany which is currently owned by GI Partners, a private equity fund for which Richard Magnuson, our Chairman, serves as chief executive officer. Pursuant to the agreement, we have the right to make the first offer to purchase the property if GI Partners decides to sell it. If we make an offer that is rejected, GI Partners may sell the property, but only to a third party within 180 days thereafter, on terms that are better than the terms of our offer or the unsolicited offer that we elected not to match. Any purchase by us of this property may be paid by us with units, with each unit valued at the then-fair market value of a share of our Common Stock, or in cash. The right of first offer agreements will expire on the earlier of December 31, 2009, upon the completion of the dissolution of GI Partners or the date on which GI Partners no longer owns the property.

Registration Rights

We have granted those persons who received units in the formation transactions, certain registration rights with respect to the shares of our Common Stock that may be acquired by them in connection with the exercise of the redemption/exchange rights under the partnership agreement of our operating partnership. These registration rights require us to use our commercially reasonable efforts to keep effective a “shelf” registration statement covering all such shares of Common Stock. In addition, a third party who received units in the formation transaction has the right, on one occasion, to require us to undertake a “demand” registration.

We have also granted registration rights to GI Partners with respect to any units issued, or to be issued, upon exercise of the right of first offer agreement with respect to the property in Frankfurt, Germany, effective as of the date which is 14 months following the closing of the acquisition. In the event we fail to file this registration statement or fail to maintain its effectiveness, holders will have the right (subject to certain limitations) to have their shares included in any registration statement we file for an underwritten public offering, and holders who individually or in the aggregate own more than $5.0 million of such shares will have the right to require us to register all such shares of our Common Stock, provided that we will not be required to effect more than one such demand registration in any twelve-month period.

Linc Facility Services Agreements

In April 2005, we entered into two agreements with Linc Facility Services, LLC, or LFS, on a “cost plus” basis, primarily for personnel providing for operations and maintenance repairs of the mechanical, electrical, plumbing and general building service systems of five of our properties. Under the first agreement, LFS performs services for us at 600 West Seventh Street. Under the second agreement, LFS performs services for us at 200 Paul Avenue, 1100 Space Park and 150 South First Street. Each of these contracts is for an initial term of two years and will be automatically renewed unless terminated. In January 2005, we entered into a contract with Linc Facility Services, LLC primarily for HVAC maintenance services for 11830 Webb Chapel Road. In 2004, we also entered into two contracts with Linc Facility Services, LLC primarily for HVAC maintenance services for 2323 Bryan Street. We paid a total of $1,302,940 to LFS under these agreements in 2006.

LFS and Linc Facility Services, LLC and Linc Services, LLC belong to The Linc Group, in which GI Partners has owned a majority interest since late 2003. Richard Magnuson, our Chairman, serves as a director to The Linc Group.

tel(x) Agreements

In December 2006, we entered into ten leases with tel(x), in which tel(x) will provide enhanced meet-me-room services to customers. tel(x) was acquired by GI Partners Fund II, LLP in November 2006. Richard Magnuson, our Chairman, is also the chief executive officer of the advisor to GI Partners Fund II, LLP. Our consolidated statements of operations include rental revenues of approximately $1.1 million from tel(x) for the year ended December 31, 2006. In connection with the lease agreements, we entered into an operating agreement with tel(x), effective as of December 1, 2006, with respect to joint sales and marketing efforts, designation of representatives to manage the national relationship between us and tel(x) and future meet-me-room facilities. Under the operating agreement, tel(x) has a sixty-day option to enter into a meet-me-room lease for certain future meet-me-room buildings acquired by us or any buildings currently owned by us that are converted into a meet-me-room building.

We also entered into a referral agreement with tel(x), effective as of December 1, 2006, with respect to referral fees arising out of potential future lease agreements for rentable space in buildings covered by the meet-me-room lease agreements. Additionally, we have the right to purchase approximately 10% or 1.6 million shares of tel(x) preferred stock. The purchase price would be calculated as GI Partners Fund II, LLP’s initial cost plus a 12% per annum return. We have the right to purchase, at market, a pro-rata share of any follow on tel(x) equity transactions to prevent dilution to our option to acquire approximately 10%. The option to purchase the preferred stock will expire in November 2008.

CB Richard Ellis Investors

Richard Magnuson, our Chairman, was an employee of CB Richard Ellis Investors during 2006.

The Company engaged affiliates of CB Richard Ellis Investors for real estate services in 2006. The following table presents fees incurred by the Company earned by affiliates of CB Richard Ellis Investors, for the year ended December 31, 2006 (in thousands):

Lease commissions	$1,082
Property management fees and other	1,342

Total	$2,424

Indemnification Agreements

We have entered into indemnification agreements with all of our named executive officers and other executive officers and with each of our directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that:

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding, other than a proceeding by or in the right of our Company, by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or executive officer actually received an improper personal benefit in money, property or other services; or

•	with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful.

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding by or in the right of our Company to procure a judgment in our Company’s favor by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•

the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or

•	the director or executive officer actually received an improper personal benefit in money, property or other services;

•

provided, however, that we will have no obligation to indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding.

•	Upon application of a director or executive officer of our Company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

•

the court determines that such director or executive officer is entitled to indemnification under the applicable section of the Maryland General Corporation Law (the “MGCL”), in which case the director or executive officer shall be entitled to recover from us the expenses of securing such indemnification; or

•

the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer has met the standards of conduct set forth in the applicable section of the MGCL or has been adjudged liable for receipt of an improper personal benefit under the applicable section of MGCL;

provided, however, that our indemnification obligations to such director or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by or in the right of our Company or in which the officer or director shall have been adjudged liable for receipt of an improper personal benefit under the applicable section of the MGCL.

•

Notwithstanding, and without limiting, any other provisions of the agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

•

We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the director or executive officer furnishes us with a written affirmation of the director’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by our Company has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

•	We must pay all indemnifiable expenses to the director or executive officer within 20 calendar days following the date the director or executive officer submits proof of the expenses to us.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ANNUAL REPORT ON FORM 10-K

Stockholders may obtain without charge a copy of the Company’s Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2006, by downloading the report from the Investor Relations section of the Company’s Internet site at www.digitalrealtytrust.com; or by writing to Investor Relations, Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on its review of the copies of such reports received by it, and written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, during the year ended December 31, 2006, the Reporting Persons met all applicable Section 16(a) filing requirements.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the Company’s 2008 annual meeting. To be eligible for inclusion in the Company’s 2008 Proxy Statement, your proposal must be received in writing not later than December 6, 2007 and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting, including nominations, and not included in the Company’s Proxy Statement. If you would like to nominate a director or bring any other business before the stockholders at the 2008 Annual Meeting, you must comply with the procedures contained in our Bylaws, including notifying the Company in writing in a timely manner, and such business must otherwise be a proper matter for action by our stockholders. To be timely under our current Bylaws, the notice must be delivered to our Secretary at our principal executive office at 560 Mission Street, Suite 2900, San Francisco, California 94105 not earlier than November 6, 2007 and not later than 5 P.M. Pacific Time, on December 6, 2007. In the event that the date of the 2008 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2007 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the meeting and not later than 5:00 P.M., Pacific Time, on the later of the 120th day prior to the date of the meeting or the 10th day following the date of the first public announcement of the meeting.

Our Bylaws provide that nominations of persons for election to the Board and the proposal of business to be considered by our stockholders may be made at an annual meeting pursuant to the Company’s notice of meeting, by or at the direction of the Board or by any stockholder of the Company who was a stockholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in our Bylaws. A stockholder’s notice regarding a director nomination shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of such individual, (b) the class, series and number of any shares of stock of the Company that are beneficially owned by such individual, (c) the date such shares were acquired and the investment intent of such acquisition and (d) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (a) the class series and number of all shares of stock of the Company which are owned by such stockholder and such Stockholder Associated Person and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person and (b) the name and address of such stockholder, as they appear on the Company’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (iv) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice. “Stockholder Associated Person” of any stockholder means (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under the common control with such Stockholder Associated Person.

Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by Board members, management or other parties are evaluated.

You may write to the Secretary of the Company at our principal executive office, 560 Mission Street, Suite 2900, San Francisco, California 94105, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, direct your written request to Investor Relations, Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105, or contact Investor Relations by telephone at (415) 738-6500. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

By Order of Our Board of Directors

A. William Stein

Chief Financial Officer, Chief Investment Officer and Secretary

March 30, 2007

Appendix A

FIRST AMENDED AND RESTATED

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND

DIGITAL REALTY TRUST, L.P.

2004 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), Digital Services, Inc., a Maryland corporation (the “Services Company”), and Digital Realty Trust, L.P. (the “Partnership”) by linking the personal interests of Employees, Consultants, members of the Board, and Services Company Directors to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company, the Services Company, the Partnership and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s, the Service Company’s and the Partnership’s operation is largely dependent. The Plan amends and restates in its entirety the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the “Original Plan”).

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Profits Interest Unit award, an Other Incentive Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means the occurrence of any of the following events:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 35% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(i) an acquisition of securities by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii) an acquisition of securities pursuant to a transaction described in Section 2.4(c) below that would not be a Change in Control under Section 2.4(c), or

(iv) any direct or indirect acquisition of securities by Global Innovation Partners, LLC or California Public Employees’ Retirement System (CALPERS), or any affiliate thereof;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section 2.4(a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 35% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(b) individuals who, as of the date of the closing of the initial public offering of the Stock, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election by the Company’s stockholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group, other than Global Innovation Partners, LLC or California Public Employees’ Retirement System (CALPERS), or any affiliate thereof, beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 35% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) approval by the Company’s stockholders of a liquidation or dissolution of the Company.

For purposes of Section 2.4(a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s stockholders, and for purposes of Section 2.4(c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee of the Board described in Article 12.

2.7 “Company Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or Company Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company or Company Subsidiary to render such services.

2.8 “Company Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

2.9 “Company Subsidiary” means (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries; provided, however, that “Company Subsidiary” shall not include the Services Company, any Services Company Subsidiary, the Partnership or any Partnership Subsidiary.

2.10 “Consultant” means any Company Consultant, Services Company Consultant or Partnership Consultant.

2.11 “Covered Employee” means a Company Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.12 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.13 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s or the Partnership’s long-term disability insurance program, as it may be amended from time to time.

2.14 “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.15 “Effective Date” shall have the meaning set forth in Section 13.1.

2.16 “Eligible Individual” means any person who is an Employee, a Consultant, a member of the Board or a Services Company Director, as determined by the Committee.

2.17 “Employee” means any Company Employee, Services Company Employee or Partnership Employee.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.20 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.21 “Independent Director” means a member of the Board who is not an Employee.

2.22 “Non-Employee Director” means a member of the Board who qualifies as a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.23 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option or which is designated as an Incentive Stock Option but does not conform to the applicable provisions of Section 422 of the Code.

2.24 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.25 “Other Incentive Award” means an Award granted, based upon or denominated in Stock or units of Stock pursuant to Section 8.8 of the Plan.

2.26 “Participant” means a person who, as an Employee, Consultant, member of the Board, or Services Company Director, has been granted an Award pursuant to the Plan.

2.27 “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P., as the same may be amended, modified or restated from time to time.

2.28 “Partnership Consultant” means any consultant or advisor if:

(a) The consultant or adviser renders bona fide services to the Partnership or Partnership Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Partnership’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Partnership or Partnership Subsidiary to render such services.

2.29 “Partnership Employee” means any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or any entity which is then a Partnership Subsidiary.

2.30 “Partnership Participant Purchased Shares” has the meaning set forth in Section 5.6.

2.31 “Partnership Purchase Price” has the meaning set forth in Section 5.6.

2.32 “Partnership Purchased Shares” has the meaning set forth in Section 5.6.

2.33 “Partnership Subsidiary” means (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries; provided, however, that “Partnership Subsidiary” shall not include the Services Company or any Services Company Subsidiary.

2.34 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.35 “Performance Bonus Award” has the meaning set forth in Section 8.9.

2.36 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), funds from operations, adjusted funds from operations, cash available for distribution, economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms, by comparison to comparable performance in an earlier period or periods, or as compared to results of a peer group, industry index, or other company or companies. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.37 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Company, the Services Company, the Partnership, any Subsidiary, any division or business unit thereof, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, the Services Company, the Partnership or any Subsidiary, or the financial statements of the Company, the Services Company, the Partnership or any Subsidiary, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.38 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.39 “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.40 “Performance Stock Unit” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.41 “Plan” means this First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as it may be amended from time to time.

2.42 “Pricing Date” has the meaning set forth in Section 8.10(a).

2.43 “Profits Interest Unit” means a “Profits Interest Unit” of the Partnership, as defined in the Partnership Agreement.

2.44 “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.45 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.46 “REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.47 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.48 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.49 “Services Company” means Digital Services, Inc., a Maryland corporation.

2.50 “Services Company Consultant” means any consultant or advisor if:

(a) The consultant or adviser renders bona fide services to the Services Company or Services Company Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Services Company or Services Company Subsidiary to render such services.

2.51 “Services Company Director” means a member of the Board of Directors of the Services Company.

2.52 “Services Company Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Services Company or of any corporation, partnership or limited liability company which is then a Services Company Subsidiary.

2.53 “Services Company Participant Purchased Shares” has the meaning set forth in Section 5.7.

2.54 “Services Company Purchase Price” has the meaning set forth in Section 5.7.

2.55 “Services Company Purchased Shares” has the meaning set forth in Section 5.7.

2.56 “Services Company Subsidiary” means (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Services Company or by one or more Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Services Company or by one or more Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Services Company or by one or more other Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries.

2.57 “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.58 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.59 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

2.60 “Subsidiary” means any Company Subsidiary, Services Company Subsidiary or Partnership Subsidiary.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan shall be 9,474,102. Each Profits Interest Unit issued pursuant to an Award shall count as one share of Stock for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in this Section 3.1(a) and for purposes of calculating the share limitation set forth in Section 3.3.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall be counted as issued or transferred under the Plan and shall not subsequently be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Notwithstanding the foregoing, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a “material revision” of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system).

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 1,500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award not denominated in Stock or otherwise for which the foregoing limitation would not be an effective limitation shall be $10,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2:

(a) Eligibility. Incentive Stock Options may be granted only to Company Employees or to Employees of a Subsidiary which constitutes a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(b) Exercise Price. The exercise price per share of Stock subject to an Incentive Stock Option shall be set by the Committee but shall not be less than 100% of the Fair Market Value on the date of grant.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option if such disposition occurs within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for and shall have a per share exercise price which is not less than the per share exercise price of such substituted Option.

5.4 Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

(c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan

5.5 Transfer of Shares to a Company Employee, Consultant or Independent Director. As soon as practicable after receipt by the Company of payment for the shares with respect to which an Option (which in the case of a Company Employee, Company Consultant or Independent Director was issued to and is held by such Participant in such capacity), or portion thereof, is exercised by a Participant who is a Company Employee, Company Consultant or Independent Director, then, with respect to each such exercise, the Company shall transfer to the Participant the number of shares equal to:

(a) The amount of the payment made by the Participant to the Company pursuant to Section 5.1(c), divided by

(b) The price per share of the shares subject to the Option as determined pursuant to Section 5.1(a) or 5.2(a), as applicable.

5.6 Transfer of Shares to a Partnership Employee or Consultant. As soon as practicable after receipt by the Company, pursuant to Section 5.1(c), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee or Partnership Consultant in such capacity), or portion thereof, is exercised by a Participant who is a Partnership Employee or Partnership Consultant, then, with respect to each such exercise:

(a) the Company shall transfer to the Participant the number of shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5.1(c) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Partnership Participant Purchased Shares”);

(b) the Company shall sell to the Partnership the number of shares (the “Partnership Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Participant to the Company pursuant to Section 5.1(c) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 5.1(a), over (ii) the Partnership Participant Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the “Partnership Purchase Price”) shall be an amount equal to the product of (x) the number of Partnership Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

(c) as soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Participant at no additional cost, as additional compensation.

5.7 Transfer of Shares to a Services Company Employee, Consultant or Director. As soon as practicable after receipt by the Company, pursuant to Section 5.1(c), of payment for the shares with respect to which an Option (which was issued to and is held by a Services Company Employee, Services Company Director or Services Company Consultant in such capacity), or portion thereof, is exercised by a Participant who is a Services Company Employee, Services Company Director or Services Company Consultant, then, with respect to each such exercise:

(a) the Company shall transfer to the Participant the number of shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5.1(c) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Services Company Participant Purchased Shares”);

(b) the Company shall sell to the Services Company the number of shares (the “Services Company Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Participant to the Company pursuant to Section 5.1(c) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 5.1(a), over (ii) the Services Company Participant Purchased Shares. The price to be paid by the Services Company to the Company for the

Services Company Purchased Shares (the “Services Company Purchase Price”) shall be an amount equal to the product of (x) the number of Services Company Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

(c) as soon as practicable after receipt of the Services Company Purchased Shares by the Services Company, the Services Company shall transfer such shares to the Participant at no additional cost, as additional compensation.

5.8 Transfer of Payment to the Partnership. As soon as practicable after receipt by the Company of the amounts described in Sections 5.1(c), 5.6(b) and 5.7(b), the Company shall contribute to the Partnership an amount of cash equal to such payments and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company, the Services Company or the Partnership, as applicable, may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company, the Partnership or the Services Company, as applicable, in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company, the Partnership or the Services Company, as applicable, an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4 Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

8.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6 Restricted Stock Units. Any Participant selected by the Committee may be granted an award of Restricted Stock Units in such amount and subject to such terms and conditions as may be determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company, the Services Company or the Partnership, as applicable, shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company, the Services Company or the Partnership, as applicable, for such shares of Stock.

8.7 Profits Interest Units. Any Participant selected by the Committee may be granted an award of Profits Interest Units in such amount and subject to such terms and conditions as may be determined by the Committee; provided, however, that Profits Interest Units may only be issued to a Participant for the performance of services to or for the benefit of the Partnership in the Participant’s capacity as a partner of the Partnership. At the time of grant, the Committee shall specify the date or dates on which the Profits Interest Units shall vest and become nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Profits Interest Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Partnership for the Profits Interest Units.

8.8 Other Incentive Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise based on or payable in shares of Stock (including, without limitation, convertible or exchangeable securities), in each case on a specified date or dates or over any period or periods determined by the Committee. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee.

8.9 Performance Bonus Awards. Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.10 Granting of Profits Interest Units to Independent Directors.

(a) During the term of the Plan, each person who is an Independent Director as of the effective date of the Registration Statement on Form S-11 with respect to the initial public offering of shares of Stock (the “Pricing Date”) automatically shall be granted (i) 6,448 Profits Interest Units on the Pricing Date, and (ii) 1,000 Profits Interest Units on the date of each annual meeting of stockholders after the Public Trading Date at which the Independent Director is reelected to the Board, commencing with the third annual meeting after the Public Trading Date. During the term of the Plan, each person who is initially elected to the Board after the Pricing Date and who is an Independent Director at the time of such initial election automatically shall be granted (I) 6,448 Profits Interest Units on the date of such initial election, and (II) 1,000 Profits Interest Units on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board, commencing with the third annual meeting after such initial election. Each Award of Profits Interest Units described in clause (i) of the first sentence of this subsection (a) or clause (I) of the immediately preceding sentence is referred to herein as an “Initial Director Award” and each Award of Profits Interest Units described in clause (ii) of the first sentence of this subsection (a) or clause (II) of the immediately preceding sentence is referred to herein as a “Subsequent Director Award”. Members of the Board who are employees of the Company, the Partnership, the Services Company, or any Subsidiary who subsequently retire from employment with such entities and remain on the Board will not receive an Initial Director Award, but to the extent they are otherwise eligible, will receive, after retirement from such employment, Subsequent Director Awards. Notwithstanding the foregoing, in the event that an Independent Director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended, on the date of any grant of Profits Interest Units to such Independent Director pursuant to this Section 8.10, then such Independent Director shall not receive such grant of Profits Interest Units, and in lieu thereof shall automatically be granted an equivalent number of shares of Restricted Stock at a per share purchase price equal to the par value of the Stock, and subject to the same vesting schedule as would have applied to the corresponding grant of Profits Interest Units.

(b) Each Initial Director Award shall be vested in full as of the date of grant. Subject to the Independent Director’s continued directorship, each Subsequent Director Award shall vest with respect to 20% of the Profits Interest Units subject thereto on the first anniversary of the date of grant and with respect to an additional 1/60th of the Profits Interest Units subject thereto on each monthly anniversary thereafter. Consistent with the foregoing, the terms and conditions of the Profits Interest Units (including, without limitation, transfer restrictions with respect thereto) shall be set forth in an Award Agreement to be entered into by the Company and each Independent Director which shall evidence the grant of the Profits Interest Units.

8.11 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units, Profits Interest Units or Other Incentive Award shall be set by the Committee in its discretion.

8.12 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Incentive Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.13 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units, Profits Interest Units and Other Incentive Award shall only be exercisable or payable while the Participant is an Employee, Consultant, a member of the Board or a Services Company Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units, Profits Interest Units or Other Incentive Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided further, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.14 Form of Payment. Payments with respect to any Award granted under this Article 8, other than Profits Interest Units, shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.15 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Company Subsidiary, the Partnership or a Partnership Subsidiary, or the Services Company or a Services Company Subsidiary, on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, the Services Company, the Partnership or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company, the Services Company, the Partnership or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company, the Services Company, the Partnership or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, neither the Company, the Services Company, nor the Partnership shall be required to issue or deliver any certificates evidencing shares of Stock or other securities pursuant to the grant or exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock or other securities are listed or traded. All certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the such securities are listed, quoted, or traded. The Committee may place legends on any certificate to reference restrictions applicable to the Stock or other securities. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, neither the Company, the Services Company, nor the Partnership shall deliver to any Participant certificates evidencing shares of Stock or other securities issued in connection with any Award and instead such shares of Stock or other securities shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the

Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction or event described in this Section 11.1(b), then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock or securities of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of shares subject to outstanding Restricted Stock or Deferred Stock Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares or other securities covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

11.2 Acceleration Upon Certain Changes in Control. Notwithstanding Section 11.1, except as may be provided in an individual Award Agreement, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

11.3 Outstanding Awards—Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock or other securities subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Services Company, the Partnership or any Subsidiary, the independent certified public accountants of the Company, the Services Company or the Partnership, or any executive compensation consultant or other professional retained by the Company, the Services Company or the Partnership to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock or other securities to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) In the case of Awards to Service Company Employees, Service Company Consultants, Partnership Employees or Partnership Consultants, determine the mechanics for the transfer of rights under such Awards; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. The Plan, as amended and restated, shall be effective as of the date on which it is duly approved by the Company’s stockholders (the “Effective Date”).

13.2 Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after the tenth anniversary of the date on which the Original Plan was adopted by the Board. Any Awards that are outstanding on the tenth anniversary of the date the Original Plan was adopted by the Board shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or SAR beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Award may be amended to reduce the per share exercise price of the shares subject to such Award below the per share exercise price as of the date the Award is granted and, except as permitted by Article 11, no Award may be granted in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price. No Award may be settled in cash for an amount that is greater than the intrinsic value of the Award at the time of settlement.

14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and none of the Company, the Services Company, the Partnership or the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2 No Stockholders Rights. Except as otherwise provided herein, no Participant shall have any of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3 Withholding. The Company, the Services Company, the Partnership or any Subsidiary, as applicable, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, the Services Company, the Partnership or any Subsidiary, as applicable, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company, the Services Company, the Partnership or any Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company, the Services Company, the Partnership or any Subsidiary to

terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company, the Services Company, the Partnership or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company, the Services Company, the Partnership or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company, the Services Company and/or the Partnership from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company, the Services Company and the Partnership an opportunity, at their own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company, the Services Company and/or the Partnership may have to indemnify them or hold them harmless.

15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company, the Services Company, the Partnership or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company, the Services Company, the Partnership and their Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government and Other Regulations. The obligation of the Company, the Services Company and the Partnership to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock or other securities paid pursuant to the Plan. If the shares or other securities paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company, the Services Company and the Partnership may restrict the transfer of such shares or other securities in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

15.14 Grant of Awards to Certain Employees or Consultants. The Company, the Services Company, the Partnership or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which shares of Stock or other securities and/or payment therefor may be exchanged or contributed between the Company and such other party, or may be returned to the Company upon any forfeiture of Stock or other securities by the Participant, for the purpose of ensuring that the relationship between the Company and the Services Company, the Partnership or such Subsidiary remains at arm’s-length.

15.15 Restrictions on Awards. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to an Award already granted under the Plan, such Award shall not be exercisable:

(a) to the extent that the grant or exercise of such Award could cause the Participant to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s Articles of Incorporation, as amended from time to time); or

(b) if, in the discretion of the Committee, the grant or exercise of such Award could impair the Company’s status as a REIT.

15.16 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

15.17 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

*  *  *  *  *

ANNUAL MEETING OF STOCKHOLDERS OF

DIGITAL REALTY TRUST, INC.

May 2, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

■	20633000000000001000 2	050207

Each proposal below has been proposed by the Company.
The Board of Directors recommends a vote “FOR” each proposal listed below.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY. The following are the Company’s nominees for election as directors of the Company:		2.	RATIFYING THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES: m Richard A. Magnuson m Michael F. Foust m Laurence A. Chapman m Kathleen Earley m Ruann F. Ernst, Ph.D. m Dennis E. Singleton
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3	APPROVING THE COMPANY’S AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)		4	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each such nominee, as shown here: ●			THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN WITH RESPECT TO ANY PARTICULAR MATTER, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2007 AND “FOR” THE COMPANY’S AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

			CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.				☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

■

PROXY

DIGITAL REALTY TRUST, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

MAY 2, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as record owner of the shares of Digital Realty Trust, Inc. (the “Company”) described on the reverse side, hereby appoints Richard A. Magnuson and Michael F. Foust, and each of them, as Proxies of the undersigned with the full power of substitution, to attend the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) to be held on Wednesday, May 2, 2007 at 11:00 a.m., local time, at 560 Mission Street, 20th Floor (The Market Room), San Francisco, California, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

(Continued and to be signed on the reverse side.)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF

DIGITAL REALTY TRUST, INC.

May 2, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR -	COMPANY NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. - OR -	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ¯

■	20633000000000001000 2	050207

Each proposal below has been proposed by the Company.
The Board of Directors recommends a vote “FOR” each proposal listed below.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY. The following are the Company’s nominees for election as directors of the Company:		2.	RATIFYING THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES: m Richard A. Magnuson m Michael F. Foust m Laurence A. Chapman m Kathleen Earley m Ruann F. Ernst, Ph.D. m Dennis E. Singleton
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3	APPROVING THE COMPANY’S AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)		4	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN WITH RESPECT TO ANY PARTICULAR MATTER, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2007 AND “FOR” THE COMPANY’S AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

			CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.				☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■